UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Inflation Protected Bond Portfolio

BlackRock Managed Income Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2017

Date of reporting period: 06/30/2017

Item 1 – Report to Stockholders

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Funds II

▶   BlackRock Inflation Protected Bond Portfolio

▶   BlackRock Managed Income Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Aside from the shortest-term Treasury bills, most U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth.

The Fed has responded to these positive developments by increasing interest rates three times in the last six months, setting expectations for additional interest rate increases and moving toward normalizing monetary policy. For its part, the European Central Bank also began to signal its intent to wind down asset purchases and begin the long move toward policy normalization, contingent upon further improvement in economic growth.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Similarly, renewed concern about oversupply has weighed on energy prices. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions, modest inflation and the outlook for economic growth have kept markets relatively tranquil.

In the fifth edition of our Global Investor Pulse Survey, we heard from 28,000 individuals across 18 countries, including more than 4,000 respondents from the United States. While retirement remains the single most important issue for American investors, only a third of respondents feel confident that they will have enough retirement income, and nearly 40% of respondents have yet to begin saving for retirement. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.34%	17.90%
U.S. small cap equities (Russell 2000® Index)	4.99	24.60
International equities (MSCI Europe, Australasia, Far East Index)	13.81	20.27
Emerging market equities (MSCI Emerging Markets Index)	18.43	23.75
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.31	0.49
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	2.08	(5.58)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.27	(0.31)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.26	(0.28)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.92	12.69

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

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BLACKROCK FUNDS II	JUNE 30, 2017	3

Fund Summary as of June 30, 2017	BlackRock Inflation Protected Bond Portfolio

Investment Objective

BlackRock Inflation Protected Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2017, the Fund’s Institutional and Class K Shares outperformed the benchmark, the Bloomberg Barclays U.S. TIPS Index, while the Fund’s Service Shares performed in line with the benchmark and Investor A and Investor C Shares underperformed the benchmark.

What factors influenced performance?

•

The Fund’s positioning with respect to U.S. nominal interest rates benefited performance, in particular an underweight to the front end of the U.S. yield curve. Outside of the U.S., the Fund benefited from tactical positioning with respect to nominal rates in the euro zone. The Fund’s overweight to New Zealand benefited performance as well, as interest rates there declined following the auction of $1.5 billion in new inflation-indexed bonds in March and inflation data surprised to the upside.

•

The Fund’s long exposure to 30-year U.S. inflation breakeven rates detracted from performance. Breakeven rates for Treasury Inflation Protected Securities (“TIPS”) narrowed as inflation data displayed continued weakness. (“Breakeven rates” can be thought of as the market-based measure of inflation expectations or the average annual inflation needed over the life of the TIPS in order for it to provide the same return as a comparable-maturity Treasury.) Positioning with respect to breakeven rates in Japan also detracted.

•

The Fund uses derivatives as a part of its investment strategy. The Fund employed interest rate futures, swaps (interest rate and inflation) and options (bought and sold) for managing risk, efficient implementation of investment views, and to achieve added value strategies. Aside from forward foreign currency transactions to manage currency exposure, futures and options on futures were the most important derivatives used to manage the Fund as they enabled the investment adviser to express certain breakeven positions and nominal rate and curve views. During the period, the Fund’s use of derivatives had a negative impact on performance.

Describe recent portfolio activity.

•	During the period, the Fund maintained a long exposure to U.S. breakeven rates and tactically positioned with respect to nominal rates in the U.S. and Europe.

Describe portfolio positioning at period end.

•

The Fund’s positioning at period end maintained a bias toward long U.S. inflation positioning, based on the view that breakeven rates were not at full value. With respect to nominal rate exposure, the Fund maintained an underweight to the front-end of the U.S. yield curve. The Fund continued to be positioned for an increase in U.K. real rates, while maintaining a neutral stance on Germany and a small overweight to New Zealand real rates. The Fund remains long to Japanese inflation breakevens.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Treasury Obligations.	94%
Foreign Government Obligations	5
Non-Agency Mortgage-Backed Securities	1

[1]	Total investments exclude short-term securities and options purchased.

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	94%
AA/Aa	3
BBB/Baa	2
B	1

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed U.S. Treasury Obligations as AAA/Aaa.

4	BLACKROCK FUNDS II	JUNE 30, 2017

BlackRock Inflation Protected Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations.

[3]   An unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury.

Performance Summary for the Period Ended June 30, 2017
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.97%	2.82%	0.93%	(0.40)%	N/A	(0.03)%	N/A	4.20%	N/A
Service	2.73	2.59	0.85	(0.57)	N/A	(0.30)	N/A	3.91	N/A
Investor A	2.61	2.46	0.75	(0.61)	(4.59)%	(0.33)	(1.15)%	3.88	3.46%
Investor C	1.97	1.69	0.39	(1.36)	(2.34)	(1.05)	(1.05)	3.13	3.13
Class K	3.02	2.95	1.04	(0.22)	N/A	0.09	N/A	4.33	N/A
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index	—	—	0.85	(0.63)	N/A	0.27	N/A	4.27	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[5]	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,009.30	$1.99	$1.74	$1,000.00	$1,022.81	$2.01	$1,023.06	$1.76
Service	$1,000.00	$1,008.50	$1.99	$2.99	$1,000.00	$1,021.57	$3.26	$1,021.82	$3.01
Investor A	$1,000.00	$1,007.50	$3.24	$2.99	$1,000.00	$1,021.57	$3.26	$1,021.82	$3.01
Investor C	$1,000.00	$1,003.90	$6.96	$6.71	$1,000.00	$1,015.97	$8.90	$1,018.10	$6.76
Class K	$1,000.00	$1,010.40	$1.74	$1.50	$1,000.00	$1,023.06	$1.76	$1,023.31	$1.51

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.40% for Institutional, 0.65% for Service, 0.65% for Investor A, 1.40% for Investor C and 0.35% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.35% for Institutional, 0.60% for Service, 0.60% for Investor A, 1.35% for Investor C and 0.30% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2017	5

Fund Summary as of June 30, 2017	BlackRock Managed Income Fund

Investment Objective

BlackRock Managed Income Fund’s (the “Fund”) investment objective is to seek to maximize current income with consideration for risk-managed total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2017, the Fund underperformed its customized benchmark, a blend of 30% S&P 500® Index/70% Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund is managed within a risk-controlled framework, seeking to maintain consistent yield with a risk profile below that of the benchmark.

•

The Fund held derivatives during the period. In particular, the Fund held U.S. Treasury futures to keep the portfolio’s overall duration lower. The Fund also held equity futures and options to maintain a lower risk profile. The Fund’s positions in U.S. Treasury futures and equity strategies generally detracted from performance. Despite being detractors from performance in the six-month period, these strategies can help mitigate overall portfolio volatility.

•	The Fund’s fixed income exposure, the majority of which is allocated to investment-grade bonds due to the portfolio’s higher-quality bias, was the largest contributor to performance.
•

Preferred stocks, which were aided by a relatively benign credit backdrop and strong investor demand for income, were the top performing asset class in the Fund. The Fund also benefited from having exposure to international equities and covered calls. Equity covered calls were utilized to provide an alternative source of income.

Describe recent portfolio activity.

•

The Fund reduced its allocation to high yield bonds, where yield spreads had declined to very low levels relative to U.S. Treasuries, in favor of mortgage-backed securities and investment-grade bonds. The Fund also decreased its exposure to short-term domestic bonds on the belief that the markets continued to underestimate the pace at which the Fed is expected to raise interest rates.

Describe portfolio positioning at period end.

•

The Fund was comprised of diverse allocations to a number of income producing asset classes: investment grade debt, bank loans, global equities, preferred stocks, mortgage-backed securities, high yield bonds, and closed-end funds, as well as cash and strategies to manage risk.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Investment Companies	47%
Corporate Bonds	38
Equity-Linked Notes	6
Preferred Securities	5
Asset-Backed Securities	4

[1]	Total investments exclude short-term securities and options purchased.

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	9%
AA/Aa	10
A	29
BBB/Baa	45
BB/Ba	6
B	1

[1]	Total investments exclude short-term securities, options purchased and equity-linked notes.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed U.S. Treasury Obligations as AAA/Aaa.

6	BLACKROCK FUNDS II	JUNE 30, 2017

BlackRock Managed Income Fund

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund may invest up to 100% of its assets in fixed-income securities and up to 30% of its assets in equity securities. The Fund’s total returns between July 29, 2013 and October 1, 2016 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Investment Grade Bond Portfolio. The Fund’s total returns prior to July 29, 2013 are the returns of the Fund that followed different investment strategies under the name BlackRock Long Duration Bond Portfolio.

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[4]	A customized performance benchmark comprised of the Bloomberg Barclays U.S. Aggregate Bond Index (70%) and the S&P 500® Index (30%).

[5]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2017
				Average Annual Total Returns[2,6]
				1 Year		5 Years		Since Inception[7]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.88%	3.42%	2.87%	4.92%	N/A	3.30%	N/A	6.93%	N/A
Investor A	3.49	3.05	2.74	4.65	0.46%	2.94	2.10%	6.59	6.14%
Investor C	2.84	2.5	2.35	3.99	2.99	2.35	2.35	5.97	5.97
Class K	3.93	3.57	2.89	4.98	N/A	3.36	N/A	7.02	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	2.27	(0.31)	N/A	2.21	N/A	4.20	N/A
Customized Reference Benchmark	—	—	4.36	4.90	N/A	5.91	N/A	5.42	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on October 19, 2007.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,028.70	$1.91	$1,000.00	$1,022.91	$1.91	0.38%
Investor A	$1,000.00	$1,027.40	$3.17	$1,000.00	$1,021.67	$3.16	0.63%
Investor C	$1,000.00	$1,023.50	$6.82	$1,000.00	$1,018.05	$6.80	1.36%
Class K	$1,000.00	$1,028.90	$1.66	$1,000.00	$1,023.16	$1.66	0.33%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2017	7

About Fund Performance

•	Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares (available only in BlackRock Inflation Protected Bond Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to BlackRock Managed Income Fund’s Investor C Shares inception date of October 3, 2016, Investor C Share performance results are those of Investor A Shares restated to reflect Investor C Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	BLACKROCK FUNDS II	JUNE 30, 2017

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument.

The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	9

Consolidated Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
France — 0.2%
Republic of France, 2.00%, 5/25/48	EUR	4,630	$ 5,467,391
Greece — 0.0%
Hellenic Republic, 0.00%, 10/15/42 (a)		4,550	13,251
Italy — 2.1%
Buoni Poliennali Del Tesoro, 2.70%, 3/01/47		6,480	6,600,949
Buoni Poliennali Del Tesoro Inflation Linked Bonds:
1.65%, 4/23/20		27,844	33,292,685
1.25%, 10/27/20		8,659	10,366,103
1.25%, 9/15/32		343	379,787

			50,639,524
Japan — 0.9%
Government of Japan Inflation Linked Bonds, 0.10%, 9/10/24	JPY	2,402,386	22,264,277
New Zealand — 0.9%
New Zealand Government Bonds:
3.00%, 9/20/30	NZD	14,645	12,531,142
2.50%, 9/20/35		11,631	9,410,190

			21,941,332
Spain — 0.3%
Kingdom of Spain, 5.15%, 10/31/44	EUR	3,381	5,609,616
United Kingdom — 1.4%
United Kingdom Gilt Inflation Linked Bonds:
0.13%, 3/22/26	GBP	9,324	14,303,024
0.63%, 3/22/40		2,274	4,753,332
0.13%, 3/22/46		6,082	12,530,687
0.13%, 11/22/65		930	2,667,440

			34,254,483
Total Foreign Government Obligations — 5.8%			140,189,874

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.6%
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 1.57%, 3/25/35 (a)(b)	USD	8,511	7,515,228
Luminent Mortgage Trust, Series 2007-2, Class 1A2, 1.50%, 5/25/37 (a)		7,957	7,289,700
Total Non-Agency Mortgage-Backed Securities — 0.6%			14,804,928

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities — 0.0%
Fannie Mae Mortgage-Backed Securities, 2.88%, 6/01/34 (a)	USD	48	$ 50,656

U.S. Treasury Obligations
U.S. Treasury Inflation Indexed Bonds:
1.75%, 1/15/28		43,577	48,577,622
3.63%, 4/15/28		53,024	69,276,500
2.50%, 1/15/29		51,954	62,471,113
3.88%, 4/15/29		58,105	78,893,035
3.38%, 4/15/32		9,268	12,734,692
2.13%, 2/15/40-2/15/41		68,298	85,158,222
0.75%, 2/15/42-2/15/45		91,184	86,307,413
0.63%, 2/15/43		43,724	40,226,945
1.38%, 2/15/44		57,188	62,216,065
1.00%, 2/15/46		46,352	46,316,755
0.88%, 2/15/47		50,942	49,442,635
U.S. Treasury Inflation Indexed Notes:
1.38%, 7/15/18-1/15/20		112,537	115,016,328
0.13%, 4/15/19-7/15/26 (c)		883,343	876,673,806
1.25%, 7/15/20		70,597	73,606,133
1.13%, 1/15/21		120,656	125,304,708
0.63%, 7/15/21-1/15/26		187,682	190,053,348
0.25%, 1/15/25		124,023	121,835,969
2.38%, 1/15/25-1/15/27		113,148	130,309,896
0.38%, 7/15/25-1/15/27		101,629	100,467,055
2.00%, 1/15/26		45,210	50,668,897
Total U.S. Treasury Obligations — 99.4%			2,425,557,137
Total Long-Term Investments (Cost — $2,526,952,195) — 105.8%			2,580,602,595

Short-Term Securities		Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (d)(e)		6,896,885	6,896,885
Total Short-Term Securities (Cost — $6,896,885) — 0.3%			6,896,885

Portfolio Abbreviations
CAD	Canadian Dollar	EUR	Euro	MXN	Mexican Peso
CHF	Swiss Franc	EURIBOR	Euro Interbank Offered Rate	NZD	New Zealand Dollar
CLO	Collateralized Debt Obligation	GBP	British Pound	REIT	Real Estate Investment Trust
CPI	Consumer Price Index	HICP	Harmonised Index of Consumer Price Index	SEK	Swedish Krona
CPURNSA	Consumer Price All Urban Non-Seasonally	JPY	Japanese Yen	UK RPI	UK Retail Price Index
Adjusted Index
ETF	Exchange-Traded Fund	LIBOR	London Interbank Offered Rate	USD	U.S. Dollar

See Notes to Financial Statements.

10	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Options Purchased	Value
(Cost — $14,172,751) — 0.3%	$7,735,062
Total Investments Before Options Written (Cost — $2,548,021,831) — 106.4%	2,595,234,542

Options Written
(Premiums Received — $3,629,964) — (0.0)%	(890,447)
Total Investments Net of Options Written — 106.4%	2,594,344,095
Liabilities in Excess of Other Assets — (6.4)%	(155,246,438)

Net Assets — 100.0%	$2,439,097,657

Notes to Consolidated Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)	During the six months ended June 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	23,501,183	(16,604,298)	6,896,885	$6,896,885	$60,760	—	—

(e)	Current yield as of period end.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Nomura Securities International, Inc.	0.65%	6/16/17	Open	$ 103,128,750	$ 103,156,681	U.S. Treasury Obligations	Open/Demand[1]
Credit Agricole Corporate and Investment Bank SA	1.10%	6/21/17	Open	72,975,000	72,997,298	U.S. Treasury Obligations	Open/Demand[1]
Total				$ 176,103,750	$ 176,153,979

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(49)	Australian Government Bonds (10 Year)	September 2017	USD	4,868,091	$71,596
(89)	Euro-BTP Italian Government Bond	September 2017	USD	13,737,191	241,841
(256)	Euro-Bund	September 2017	USD	47,329,328	246,645
105	Euro-Buxl	September 2017	USD	19,610,298	(131,435)
(101)	Euro-OAT	September 2017	USD	17,128,264	234,584
245	Euro-Schatz	September 2017	USD	31,298,684	(33,826)
(15)	Japanese Government Bonds (10 Year)	September 2017	USD	20,019,115	51,965
(242)	Long Gilt British	September 2017	USD	39,578,955	778,313
(425)	Short Term Euro-BTP Italian Government Bond	September 2017	USD	54,696,530	(131,489)
(386)	U.S. Treasury Bonds (30 Year)	September 2017	USD	59,323,375	(490,344)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	11

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
298	U.S. Treasury Notes (10 Year)	September 2017	USD	37,408,313	$(168,011)
(1,030)	U.S. Treasury Notes (2 Year)	September 2017	USD	222,592,657	66,064
1,339	U.S. Treasury Notes (5 Year)	September 2017	USD	157,782,321	(392,717)
(391)	U.S. Ultra Treasury Bonds	September 2017	USD	64,857,125	(159,179)
(249)	U.S. Ultra Treasury Bonds (10 Year)	September 2017	USD	33,568,313	(43,290)
(2,502)	Euro Dollar	March 2019	USD	613,896,975	(751,940)
Total					$(611,223)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	21,968,065	JPY	2,431,041,000	Goldman Sachs International	7/06/17	$348,056
USD	21,681,384	JPY	2,427,502,000	Barclays Bank PLC	8/03/17	65,539
USD	22,283,565	NZD	30,390,000	Citibank N.A.	8/03/17	28,095

						441,690

USD	3,867,749	EUR	3,466,000	Barclays Bank PLC	7/06/17	(92,283)
USD	42,196,880	EUR	37,503,000	Deutsche Bank AG	7/06/17	(651,675)
USD	1,527,366	EUR	1,363,000	Goldman Sachs International	7/06/17	(29,911)
USD	22,354	EUR	20,000	Goldman Sachs International	7/06/17	(497)
USD	3,581,365	EUR	3,179,134	Morgan Stanley & Co. International PLC	7/06/17	(50,912)
USD	12,472,836	EUR	11,054,000	UBS AG	7/06/17	(156,764)
USD	41,180,254	GBP	32,015,000	Deutsche Bank AG	7/06/17	(526,474)
USD	268,351	GBP	208,000	Goldman Sachs International	7/06/17	(2,616)
USD	3,587,689	GBP	2,776,135	Morgan Stanley & Co. International PLC	7/06/17	(28,850)
USD	20,395,436	NZD	28,714,000	JPMorgan Chase Bank N.A.	7/06/17	(643,768)
USD	1,321,550	NZD	1,863,370	Morgan Stanley & Co. International PLC	7/06/17	(43,770)
USD	64,385,768	EUR	56,324,000	Deutsche Bank AG	8/03/17	(66,206)
USD	34,098,802	GBP	26,270,000	State Street Bank and Trust Co.	8/03/17	(155,784)
USD	3,224,325	GBP	2,480,000	State Street Bank and Trust Co.	8/03/17	(9,454)

						(2,458,964)
Net Unrealized Depreciation						$(2,017,274)

Inflation Rate Caps Written

Reference Entity	Fund Pays	Fund Receives	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Received	Unrealized Appreciation
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Maximum of HICPx for January 2022 divided by HIPCx for January 2012 minus 2.50% or $0	Upfront premium and payment at expiration	Deutsche Bank AG	4/26/22	EUR 14,495	$(2,460)	$(1,014,650)	$1,012,190

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year)	Call	7/21/17	USD	127.00	2,179	$204,281
U.S. Treasury Notes (10 Year)	Call	7/21/17	USD	126.50	1,495	233,594
Total						$437,875

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Deutsche Bank AG	7/07/17	JPY	115.00	USD	50,170	$4,011
GBP Currency	Call	Deutsche Bank AG	8/01/17	USD	1.34	GBP	38,735	60,893
USD Currency	Call	Deutsche Bank AG	9/21/17	MXN	19.00	USD	50,015	520,384
GBP Currency	Put	Goldman Sachs International	8/01/17	USD	1.25	GBP	38,735	26,322
Total								$611,610

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
30-Year Interest Rate Swap	Barclays Bank PLC	Put	4.00%	Pay	3-month LIBOR	11/21/17	USD	16,600	$1,545
30-Year Interest Rate Swap	Deutsche Bank AG	Put	3.04%	Pay	3-month LIBOR	6/17/19	USD	16,505	767,966
30-Year Interest Rate Swap	Deutsche Bank AG	Put	3.54%	Pay	3-month LIBOR	6/17/19	USD	16,415	353,701
30-Year Interest Rate Swap	Deutsche Bank AG	Put	2.68%	Pay	3-month LIBOR	1/12/21	USD	7,700	811,986
5-Year Interest Rate Swap	Deutsche Bank AG	Put	3.25%	Pay	3-month LIBOR	1/05/22	USD	67,000	1,199,110
20-Year Interest Rate Swap	Deutsche Bank AG	Put	2.50%	Pay	6-month EURIBOR	6/08/22	EUR	43,500	2,598,983
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.10%	Pay	6-month JPY LIBOR	6/29/22	JPY	7,500,000	952,286
Total									$6,685,577

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year)	Call	7/21/17	USD	127.50	1,495	$(70,078)
U.S. Treasury Notes (10 Year)	Call	7/21/17	USD	128.00	2,179	(68,094)
Total						$(138,172)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Morgan Stanley & Co. International PLC	7/07/17	JPY	117.00	USD	50,170	$(38)
GBP Currency	Call	Goldman Sachs International	8/01/17	USD	1.34	GBP	38,735	(61,249)
USD Currency	Call	Deutsche Bank AG	9/21/17	MXN	20.00	USD	50,015	(179,115)
Total								$(240,402)

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.40%	Receive	6-month GBP LIBOR	7/10/17	GBP	51,080	$(148,168)
20-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Receive	6-month EURIBOR	6/08/22	EUR	43,500	(363,705)
Total									$(511,873)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	13

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.24%[1]	U.S. CPI Urban Consumers NAS (CPURNSA)	N/A	7/01/17	USD	56,770	$22,780
1.39%[1]	3-month Canadian Bankers Acceptances	N/A	6/29/19	CAD	141,732	(56,670)
1.39%[1]	3-month Canadian Bankers Acceptances	N/A	6/29/19	CAD	115,963	(46,366)
1.41%[1]	3-month Canadian Bankers Acceptances	N/A	6/30/19	CAD	128,975	(15,376)
2.21%[2]	3-month LIBOR 1-day Overnight Fed	3/19/18[3]	3/19/20	USD	20,000	(155,930)
1.56%[2]	Funds Effective Rate	10/04/17[3]	11/30/21	USD	29,160	154,934
1.80%[2]	3-month LIBOR	10/04/17[3]	11/30/21	USD	102,390	532,246
1.81%[1]	3-month LIBOR	10/04/17[3]	11/30/21	USD	31,400	(146,495)
0.74%[2]	6-month GBP LIBOR	N/A	6/15/22	GBP	22,385	351,071
3.37%[1]	UK RPI All Items Monthly	N/A	6/15/22	GBP	34,580	(218,628)
0.55%[1]	6-month GBP LIBOR	N/A	6/19/22	GBP	22,385	(2,378)
2.68%[1]	3-month LIBOR	1/07/22[3]	1/07/27	USD	23,360	87,009
2.19%[2]	3-month LIBOR	9/29/17[3]	2/15/27	USD	14,140	111,098
1.56%[2]	6-month GBP LIBOR	N/A	12/09/36	GBP	4,300	55,150
1.73%[1]	3-month LIBOR	N/A	8/31/46	USD	3,900	23,101
0.91%[2]	6-month GBP LIBOR	N/A	9/06/46	GBP	3,915	855,000
1.40%[2]	6-month GBP LIBOR	N/A	11/02/46	GBP	16,500	1,088,213
1.62%[2]	6-month GBP LIBOR	N/A	1/19/47	GBP	8,500	(71,413)
1.68%[2]	6-month GBP LIBOR	N/A	2/01/47	GBP	4,250	(118,634)
1.61%[2]	6-month GBP LIBOR	N/A	2/15/47	GBP	4,250	(13,624)
3.62%[1]	UK RPI All Items Monthly	N/A	2/15/47	GBP	1,800	147,723
1.52%[2]	6-month GBP LIBOR	N/A	2/21/47	GBP	4,200	111,276
1.83%[1]	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	N/A	5/15/47	EUR	6,855	5,740
1.75%[1]	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	N/A	6/15/47	EUR	6,745	(224,292)
3.46%[1]	UK RPI All Items Monthly	N/A	6/15/47	GBP	3,780	(35,311)
Total						$2,440,224

[1]	The Fund pays the floating rate and receives the fixed rate.

[2]	The Fund pays the fixed rate and receives the floating rate.

[3]	Forward swap.

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.75%[1]	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Barclays Bank PLC	7/15/17	EUR	13,930	$16,385	—	$16,385
3.43%[2]	UK RPI All Items Monthly	Barclays Bank PLC	7/15/17	GBP	42,137	(127,709)	—	(127,709)
1.63%[2]	U.S. CPI Urban Consumers NAS (CPURNSA)	Barclays Bank PLC	9/13/17	USD	48,849	(92,488)	—	(92,488)
1.59%[1]	U.S. CPI Urban Consumers NAS (CPURNSA)	Barclays Bank PLC	9/13/18	USD	48,849	189,678	—	189,678
3.11%[2]	UK RPI All Items Monthly	Barclays Bank PLC	9/15/24	GBP	16,000	(592,089)	—	(592,089)
3.61%[2]	UK RPI All Items Monthly	Citibank N.A.	1/15/27	GBP	8,500	204,649	—	204,649
3.60%[2]	UK RPI All Items Monthly	Citibank N.A.	1/15/27	GBP	8,500	194,373	—	194,373
1.47%[1]	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Deutsche Bank AG	3/15/27	EUR	5,020	(72,033)	—	(72,033)
3.67%[2]	UK RPI All Items Monthly	UBS AG	12/15/36	GBP	2,700	121,577	—	121,577
1.90%[1]	U.S. CPI Urban Consumers NAS (CPURNSA)	Credit Suisse International	9/06/46	USD	7,280	413,222	—	413,222
3.17%[2]	UK RPI All Items Monthly	Royal Bank of Scotland PLC	9/15/46	GBP	3,325	(683,126)	—	(683,126)
3.59%[2]	UK RPI All Items Monthly	Morgan Stanley & Co. International PLC	11/15/46	GBP	7,400	503,765	—	503,765
3.63%[2]	UK RPI All Items Monthly	Citibank N.A.	1/15/47	GBP	7,500	753,134	—	753,134
3.70%[2]	UK RPI All Items Monthly	Citibank N.A.	2/15/47	GBP	3,750	581,118	—	581,118
1.97%[2]	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Deutsche Bank AG	3/15/47	EUR	5,020	271,251	—	271,251
3.57%[1]	UK RPI All Items Monthly	Deutsche Bank AG	3/15/47	GBP	3,665	(202,690)	—	(202,690)
3.49%[1]	UK RPI All Items Monthly	Deutsche Bank AG	3/23/47	GBP	1,785	2,867	—	2,867
Total						$1,481,884	—	$1,481,884

[1]	The Fund pays the fixed rate and receives the floating rate.

[2]	The Fund pays the floating rate and receives the fixed rate.

OTC Total Return Swaps
Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation
Change in Return of the Consumer Price Index for All Urban Consumers	3-month LIBOR plus 0.68%[1]	Deutsche Bank AG	2/15/41	USD	15,000	$695,885	$153,177	$542,708

[1]	The Fund pays the total return of the reference entity and receives the floating rate.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	15

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Transactions in Options Written for the Period Ended June 30, 2017

	Calls
		Notional (000)
	Contracts	CHF	EUR	GBP	USD	Premiums Received
Outstanding options, beginning of period	—	—	—	—	219,600	$1,089,155
Options written	13,347	—	23,445	98,505	180,415	4,680,191
Options exercised	—	—	—	—	—	—
Options expired	(1,414)	—	(23,445)	(19,635)	—	(1,032,489)
Options closed	(8,259)	—	—	(40,135)	(299,830)	(3,414,148)
Outstanding options, end of period	3,674	—	—	38,735	100,185	$1,322,709

	Puts
		Notional (000)
	Contracts	CHF	EUR	GBP	USD	Premiums Received
Outstanding options, beginning of period	2,053	25,210	89,350	—	219,600	$4,535,686
Options written	1,623	—	—	219,550	80,230	2,281,232
Options exercised	—	—	—	—	—	—
Options expired	—	(25,210)	(45,850)	(108,260)	—	(1,042,333)
Options closed	(3,676)	—	—	(60,210)	(299,830)	(3,467,330)
Outstanding options, end of period	—	—	43,500	51,080	—	$2,307,255

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$1,691,008	—	$1,691,008
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$441,690	—	—	441,690
Inflation rate caps	Unrealized appreciation on inflation rate caps	—	—	—	—	—	$1,012,190	1,012,190
Options purchased	Investments at value — unaffiliated[2]	—	—	—	611,610	7,123,452	—	7,735,062
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	3,369,098	176,243	3,545,341
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	—	3,947,904	3,947,904

Total		—	—	—	$1,053,300	$12,183,558	$5,136,337	$18,373,195

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$2,302,231	—	$2,302,231
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$2,458,964	—	—	2,458,964
Inflation rate caps	Inflation rate caps premiums received	—	—	—	—	—	$1,014,650	1,014,650
Options written	Options written at value	—	—	—	240,402	650,045	—	890,447
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	626,886	478,231	1,105,117
Swaps — OTC	Unrealized depreciation on OTC swaps	—	—	—	—	—	1,770,135	1,770,135

Total		—	—	—	$2,699,366	$3,579,162	$3,263,016	$9,541,544

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(2,786,765)	—	$(2,786,765)
Forward foreign currency exchange contracts	—	—	—	$(2,782,446)	—	—	(2,782,446)
Options purchased[1]	—	—	—	(2,830,081)	(5,007,107)	—	(7,837,188)
Options written	—	—	—	1,336,135	3,544,678	—	4,880,813
Swaps	—	—	—	—	557,234	$(3,396)	553,838

Total	—	—	—	$(4,276,392)	$(3,691,960)	$(3,396)	$(7,971,748)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$2,400,658	—	$2,400,658
Forward foreign currency exchange contracts	—	—	—	$(4,803,934)	—	—	(4,803,934)
Inflation rate caps	—	—	—	—	—	$629	629
Options purchased[2]	—	—	—	256,058	(1,418,718)	—	(1,162,660)
Options written	—	—	—	646,300	42,461	—	688,761
Swaps	—	—	—	—	454,528	1,896,984	2,351,512

Total	—	—	—	$(3,901,576)	$1,478,929	$1,897,613	$(525,034)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$310,674,472
Average notional value of contracts — short	$1,181,570,611
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$333,957,054
Average amounts sold — in USD	$67,746,544
Options:
Average value of option contracts purchased	$1,100,065
Average value of option contracts written	$394,146
Average notional value of swaption contracts purchased	$189,145,524
Average notional value of swaption contracts written	$381,139,519
Average value of inflation rate caps written	$2,583
Interest rate swaps:
Average notional value — pays fixed rate	$364,514,177
Average notional value — receives fixed rate	$425,580,810
Total return swaps:
Average notional value	$14,406,080

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	17

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$2,509,707		$442,003
Forward foreign currency exchange contracts	441,690		2,458,964
Inflation rate caps[1]	1,012,190		1,014,650
Options	7,735,062	[2]	890,447
Swaps - Centrally cleared	141,327		—
Swaps - OTC[3]	3,947,904		1,770,135

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	$15,787,880		$6,576,199
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(3,088,909)		(580,175)

Total derivative assets and liabilities subject to an MNA	$12,698,971		$5,996,024

[1]	Includes unrealized appreciation (depreciation) and premiums received on inflation rate caps in the Consolidated Statements of Assets and Liabilities.

[2]

Includes options purchased at value which is included in Investments at value - unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[3]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid in the Consolidated Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Barclays Bank PLC	$1,225,433	$(1,052,737)	—	—	$172,696
Citibank N.A.	1,761,369	—	—	$(1,761,369)	—
Credit Suisse International	413,222	—	—	(413,222)	—
Deutsche Bank AG	8,299,227	(3,076,548)	—	(5,222,679)	—
Goldman Sachs International	374,378	(94,273)	—	—	280,105
Morgan Stanley & Co. International PLC	503,765	(123,570)	—	(380,195)	—
UBS AG	121,577	(121,577)	—	—	—

Total	$12,698,971	$(4,468,705)	—	$(7,777,465)	$452,801

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5,6]
Barclays Bank PLC	$1,052,737	$(1,052,737)	—	—	—
Deutsche Bank AG	3,076,548	(3,076,548)	—	—	—
Goldman Sachs International	94,273	(94,273)	—	—	—
JPMorgan Chase Bank N.A.	643,768	—	—	—	$643,768
Morgan Stanley & Co. International PLC	123,570	(123,570)	—	—	—
Royal Bank of Scotland PLC	683,126	—	—	$(680,000)	3,126
State Street Bank and Trust Co.	165,238	—	—	—	165,238
UBS AG	156,764	(121,577)	—	—	35,187

Total	$5,996,024	$(4,468,705)	—	$(680,000)	$847,319

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

[6]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	JUNE 30, 2017

Consolidated Schedule of Investments (concluded)	BlackRock Inflation Protected Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

       The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Foreign Government Obligations	—	$140,189,874	—	$140,189,874
Non-Agency Mortgage-Backed Securities	—	14,804,928	—	14,804,928
U.S. Government Sponsored Agency Securities	—	50,656	—	50,656
U.S. Treasury Obligations	—	2,425,557,137	—	2,425,557,137
Short-Term Securities	$6,896,885	—	—	6,896,885
Options Purchased:
Foreign currency exchange contracts	—	611,610	—	611,610
Interest rate contracts	437,875	6,685,577	—	7,123,452

Total	$7,334,760	$2,587,899,782	—	$2,595,234,542

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$441,690	—	$441,690
Interest rate contracts	$1,691,008	3,369,098	—	5,060,106
Other contracts.	—	4,983,160	—	4,983,160
Liabilities:
Foreign currency exchange contracts	—	(2,699,366)	—	(2,699,366)
Interest rate contracts	(2,440,403)	(1,138,759)	—	(3,579,162)
Other contracts.	—	(2,248,366)	—	(2,248,366)

Total	$(749,395)	$2,707,457	—	$1,958,062

[1]   Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements at value of $176,153,979 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	19

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Managed Income Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ALM VII R Ltd., Series 2013-7RA, Class A1R, 2.57%, 10/15/28 (a)(b)	USD	250	$250,912
Apidos CLO XX, Series 2015-20A, Class A1R, 2.49%, 1/16/27 (a)(b)		250	250,277
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1R, 2.65%, 1/20/29 (a)(b)		500	505,086
Benefit Street Partners CLO X Ltd.:
Series 2016-10A, Class A1, 2.65%, 1/15/29 (a)(b)		250	251,875
Series 2016-10A, Class A2, 3.16%, 1/15/29 (a)(b)		250	250,577
BlueMountain CLO Ltd.:
Series 2014-1A, Class A1R, 2.43%, 4/30/26 (a)(b)		250	251,099
Series 2014-4A, Class A1R, 2.55%, 11/30/26 (a)(b)(c)		250	250,075
Carlyle Global Market Strategies CLO Ltd., Series 2014-3A, Class A1AR, 2.32%, 2/24/29 (a)(b)(c)		500	500,000
Cedar Funding VI CLO Ltd., Series 2016-6A, Class B, 2.81%, 10/20/28 (a)(b)		250	248,193
CIFC Funding Ltd., Series 2016-1A, Class A, 2.64%, 10/21/28 (a)(b)		250	250,715
Dryden Senior Loan Fund:
Series 2013-26A, Class A, 2.26%, 7/15/25 (a)(b)(c)		250	250,383
Series 2014-34A, Class AR, 2.32%, 10/15/26 (a)(b)(c)		500	500,000
Series 2015-41A, Class A, 2.66%, 1/15/28 (a)(b)		500	501,856
Grippen Park CLO Ltd., Series 2017-1A, Class A, 2.51%, 1/20/30 (a)(b)(c)		500	500,620
Oaktree CLO Ltd., Series 2014-2A, Class A1AR, 2.38%, 10/20/26 (a)(b)		500	500,683
OCP CLO Ltd., Series 2012-2A, Class A1R, 2.57%, 11/22/25 (a)(b)		250	250,960
Race Point VII CLO Ltd., Series 2012-7A, Class CR, 3.83%, 11/08/24 (a)(b)		250	250,132
Vibrant CLO III Ltd., Series 2015-3A, Class A1R, 2.64%, 4/20/26 (a)(b)		250	250,474
Voya CLO Ltd., Series 2013-3A, Class A2R, 2.66%, 1/18/26 (a)(b)		250	249,998
Total Asset-Backed Securities — 4.3%			6,263,915

Corporate Bonds
Aerospace & Defense — 0.8%
Boeing Co., 2.20%, 10/30/22		60	59,183
L3 Technologies, Inc., 4.95%, 2/15/21		50	53,904
Lockheed Martin Corp.:
3.35%, 9/15/21		100	104,020
3.10%, 1/15/23		345	352,967
3.55%, 1/15/26		120	124,345
Rockwell Collins, Inc.:
2.80%, 3/15/22		40	40,369
3.20%, 3/15/24		50	50,683
3.50%, 3/15/27		45	45,632
4.35%, 4/15/47		25	26,145
United Technologies Corp.:
1.95%, 11/01/21		30	29,655
2.80%, 5/04/24		170	170,527
4.50%, 6/01/42		105	114,655

			1,172,085

Corporate Bonds		Par (000)	Value
Air Freight & Logistics — 0.1%
FedEx Corp.:
3.25%, 4/01/26	USD	65	$65,558
4.55%, 4/01/46		90	94,538
4.40%, 1/15/47		50	51,428

			211,524
Airlines — 0.2%
American Airlines Pass-Through Trust, Series 2017-1, Class AA, 3.65%, 2/15/29		75	77,250
Delta Air Lines, Inc., 3.63%, 3/15/22		13	13,346
United Airlines Pass-Through Trust, 5.38%, 8/15/21		174	182,018
Virgin Australia Trust, 6.00%, 10/23/20 (a)		74	76,360

			348,974
Auto Components — 0.0%
Delphi Automotive PLC, 4.25%, 1/15/26		10	10,592
Automobiles — 0.4%
BMW U.S. Capital LLC, 1.85%, 9/15/21 (a)		25	24,549
Daimler Finance North America LLC, 2.38%, 8/01/18 (a)		150	150,960
Ford Motor Credit Co. LLC, 4.13%, 8/04/25		200	203,451
General Motors Co., 4.88%, 10/02/23		100	107,167
General Motors Financial Co., Inc., 2.65%, 4/13/20		130	130,604
Harley-Davidson Financial Services, Inc., 2.55%, 6/09/22 (a)		40	39,649

			656,380
Banks — 7.1%
Wells Fargo & Co., 3.07%, 1/24/23		70	70,981
Bank of America Corp.:
2.63%, 10/19/20		100	101,008
2.63%, 4/19/21		185	185,820
3.30%, 1/11/23		75	76,477
2.88%, 4/24/23 (b)		85	85,157
4.10%, 7/24/23		200	211,724
3.95%, 4/21/25		350	354,634
4.45%, 3/03/26		325	338,242
3.82%, 1/20/28 (b)		75	76,302
4.75%, 4/21/45		125	134,242
Bank of America Corp., Series L, 4.18%, 11/25/27		250	254,271
Bank of Montreal:
2.38%, 1/25/19		50	50,449
1.90%, 8/27/21		50	49,067
Bank of Nova Scotia:
1.95%, 1/15/19		50	50,102
2.45%, 3/22/21		100	100,437
Barclays Bank PLC, 2.50%, 2/20/19		250	251,669
Barclays PLC:
3.68%, 1/10/23		200	205,212
5.20%, 5/12/26		200	210,381
BB&T Corp., 2.05%, 5/10/21		100	99,220
Citigroup, Inc.:
2.90%, 12/08/21		95	95,963
2.75%, 4/25/22		130	129,794
3.20%, 10/21/26		150	145,878
4.45%, 9/29/27		250	260,005
3.89%, 1/10/28 (b)		125	127,033
Citizens Bank N.A., 2.50%, 3/14/19		250	251,832
Commonwealth Bank of Australia, 2.25%, 3/13/19		250	251,471

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Managed Income Fund

Corporate Bonds		Par (000)	Value
Banks (continued)
Cooperatieve Rabobank UA, 1.38%, 8/09/19	USD	250	$247,192
Fifth Third Bancorp:
2.30%, 3/01/19		200	200,812
2.60%, 6/15/22		30	29,911
HSBC Holdings PLC, 4.25%, 3/14/24		250	258,628
HSBC USA, Inc.:
2.25%, 6/23/19		200	200,966
2.38%, 11/13/19		200	201,671
2.75%, 8/07/20		100	101,635
Huntington Bancshares, Inc., 3.15%, 3/14/21		150	152,959
JPMorgan Chase & Co.:
1.77%, 3/09/21 (b)		125	124,978
2.30%, 8/15/21		185	183,924
3.25%, 9/23/22		60	61,489
3.20%, 1/25/23		75	76,468
2.78%, 4/25/23 (b)		145	145,260
3.78%, 2/01/28 (b)		30	30,678
5.60%, 7/15/41		75	93,010
5.63%, 8/16/43		200	240,279
4.85%, 2/01/44		130	149,806
4.95%, 6/01/45		105	117,134
JPMorgan Chase Capital XXIII, 2.18%, 5/15/47 (b)		232	213,730
KeyCorp., 2.90%, 9/15/20		100	101,730
Lloyds Bank PLC, 2.00%, 8/17/18		200	200,343
Mitsubishi UFJ Financial Group, Inc., 3.00%, 2/22/22		33	33,490
National Australia Bank Ltd./New York, 1.38%, 7/12/19		250	246,949
Nordea Bank AB, 2.13%, 5/29/20 (a)		200	200,131
Royal Bank of Canada:
2.35%, 10/30/20		50	50,223
2.50%, 1/19/21		50	50,341
2.75%, 2/01/22		30	30,509
Santander Holdings USA, Inc., 3.70%, 3/28/22 (a)		40	40,517
Santander UK PLC:
2.50%, 3/14/19		150	151,214
5.00%, 11/07/23 (a)		200	214,404
Sumitomo Mitsui Financial Group, Inc., 2.85%, 1/11/22		110	111,215
SunTrust Bank, 2.25%, 1/31/20		30	30,129
Svenska Handelsbanken AB, 2.50%, 1/25/19		250	252,530
Toronto-Dominion Bank, 2.50%, 12/14/20		115	116,327
U.S. Bancorp, 2.63%, 1/24/22		125	126,297
U.S. Bank NA, 2.80%, 1/27/25		250	247,609
Wells Fargo & Co.:
2.50%, 3/04/21		200	200,692
3.50%, 3/08/22		150	155,829
3.00%, 2/19/25		100	98,448
3.00%, 4/22/26		100	97,665
3.00%, 10/23/26		55	53,557
3.90%, 5/01/45		65	65,025
4.90%, 11/17/45		175	190,816
4.40%, 6/14/46		150	151,860
Westpac Banking Corp.:
1.60%, 8/19/19		100	99,223
2.80%, 1/11/22		30	30,436

			10,345,410
Beverages — 0.9%
Anheuser-Busch InBev Finance, Inc.:
1.90%, 2/01/19		150	150,336
2.65%, 2/01/21		220	222,950
3.65%, 2/01/26		575	592,419
4.70%, 2/01/36		150	165,096
4.90%, 2/01/46		97	109,478

Corporate Bonds		Par (000)	Value
Beverages (continued)
Molson Coors Brewing Co.:
3.00%, 7/15/26	USD	65	$62,520
4.20%, 7/15/46		50	49,309

			1,352,108
Biotechnology — 1.1%
AbbVie, Inc.:
2.50%, 5/14/20		150	151,739
2.85%, 5/14/23		510	508,862
Amgen, Inc.:
3.88%, 11/15/21		50	52,703
3.63%, 5/15/22		125	130,561
4.40%, 5/01/45		100	102,715
4.66%, 6/15/51		63	66,727
Biogen, Inc., 2.90%, 9/15/20		30	30,601
Gilead Sciences, Inc.:
2.55%, 9/01/20		75	76,081
4.40%, 12/01/21		50	53,940
3.25%, 9/01/22		115	118,917
4.50%, 2/01/45		6	6,220
4.75%, 3/01/46		165	181,139
4.15%, 3/01/47		100	100,466

			1,580,671
Building Products — 0.0%
Johnson Controls International PLC, 4.50%, 2/15/47		50	53,145
Capital Markets — 2.3%
Bank of New York Mellon Corp.:
2.30%, 9/11/19		200	201,971
3.55%, 9/23/21		50	52,222
2.20%, 8/16/23		125	121,203
Credit Suisse Group Funding Guernsey Ltd.:
2.75%, 3/26/20		250	251,966
3.80%, 6/09/23		250	257,739
Deutsche Bank AG:
2.95%, 8/20/20		80	80,474
4.30%, 5/24/28 (b)		200	197,292
Goldman Sachs Group, Inc.:
2.60%, 12/27/20		15	15,080
2.35%, 11/15/21		35	34,529
3.00%, 4/26/22		195	196,498
2.91%, 6/05/23 (b)		125	124,752
3.50%, 1/23/25		50	50,543
3.75%, 2/25/26		100	101,825
6.75%, 10/01/37		100	129,804
5.15%, 5/22/45		155	172,167
Morgan Stanley:
2.80%, 6/16/20		300	304,362
2.50%, 4/21/21		20	19,985
2.63%, 11/17/21		70	69,897
2.75%, 5/19/22		40	39,991
3.75%, 2/25/23		150	155,972
3.88%, 1/27/26		225	231,633
4.38%, 1/22/47		100	104,320
State Street Corp.:
2.55%, 8/18/20		50	50,939
3.55%, 8/18/25		175	182,228
UBS AG, 2.38%, 8/14/19		250	252,276

			3,399,668
Chemicals — 0.5%
Air Liquide Finance SA, 2.25%, 9/27/23 (a)		200	193,348
Airgas, Inc.:
2.38%, 2/15/20		30	30,228
3.05%, 8/01/20		90	92,227

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	21

Schedule of Investments (continued)	BlackRock Managed Income Fund

Corporate Bonds		Par (000)	Value
Chemicals (continued)
E.I. du Pont de Nemours & Co.:
1.70%, 5/01/20 (b)	USD	50	$50,301
2.20%, 5/01/20		35	35,190
Eastman Chemical Co, 3.80%, 3/15/25		100	102,908
LYB International Finance BV, 4.88%, 3/15/44		100	105,894
Monsanto Co., 2.20%, 7/15/22		30	28,965
Praxair, Inc., 3.00%, 9/01/21		50	51,381
Sherwin-Williams Co., 2.25%, 5/15/20		30	30,067

			720,509
Commercial Services & Supplies — 0.1%
Aviation Capital Group Corp., 2.88%, 1/20/22 (a)		20	19,929
ILFC E-Capital Trust I, 4.34%, 12/21/65 (a)(b)		100	95,250

			115,179
Communications Equipment — 0.1%
Cisco Systems, Inc.:
4.95%, 2/15/19		30	31,563
1.85%, 9/20/21		25	24,692
2.50%, 9/20/26		150	143,837

			200,092
Consumer Finance — 1.3%
American Express Credit Corp.:
1.88%, 5/03/19		45	44,996
2.20%, 3/03/20		75	75,357
American Honda Finance Corp., 2.15%, 3/13/20		50	50,218
Capital One Bank USA NA, 2.15%, 11/21/18		250	250,336
Capital One Financial Corp.:
2.50%, 5/12/20		50	50,217
3.05%, 3/09/22		20	20,157
Discover Financial Services, 4.10%, 2/09/27		175	175,302
Ford Motor Credit Co. LLC:
2.94%, 1/08/19		200	202,570
2.02%, 5/03/19		240	239,628
3.34%, 3/28/22		200	202,947
General Motors Financial Co., Inc.:
4.38%, 9/25/21		40	42,163
3.45%, 4/10/22		114	115,869
3.15%, 6/30/22		115	115,178
4.30%, 7/13/25		35	35,698
5.25%, 3/01/26		50	54,006
Nissan Motor Acceptance Corp., 1.55%, 9/13/19 (a)		50	49,437
Toyota Motor Credit Corp.:
2.75%, 5/17/21		100	101,931
2.60%, 1/11/22		30	30,316

			1,856,326
Diversified Financial Services — 1.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50%, 5/26/22		175	179,592
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.25%, 7/01/20		150	157,007
BAT International Finance PLC, 2.75%, 6/15/20 (a)		100	101,306
BHP Billiton Finance USA Ltd.:
2.88%, 2/24/22		40	40,813
5.00%, 9/30/43		50	57,859
BP Capital Markets PLC:
4.75%, 3/10/19		100	104,896

Corporate Bonds		Par (000)	Value
Diversified Financial Services (continued)
4.50%, 10/01/20	USD	30	$32,212
3.56%, 11/01/21		50	52,335
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		200	217,678
General Electric Capital Corp., 5.88%, 1/14/38		125	161,766
Reckitt Benckiser Treasury Services PLC, 3.00%, 6/26/27 (a)		200	197,355
Shell International Finance BV:
1.38%, 9/12/19		125	124,089
1.88%, 5/10/21		50	49,387
3.63%, 8/21/42		100	93,548
Voya Financial, Inc., 2.90%, 2/15/18		150	151,015

			1,720,858
Diversified Telecommunication Services — 1.2%
AT&T Inc.:
3.20%, 3/01/22		135	136,647
4.25%, 3/01/27		150	155,093
4.50%, 5/15/35		150	147,569
5.35%, 9/01/40		70	74,121
5.15%, 3/15/42		125	127,649
4.50%, 3/09/48		145	135,673
Verizon Communications, Inc.:
1.75%, 8/15/21		80	77,380
2.95%, 3/15/22 (a)		165	166,146
4.27%, 1/15/36		300	289,547
5.25%, 3/16/37		85	91,374
4.81%, 3/15/39 (a)		70	70,757
3.85%, 11/01/42		198	172,637
4.67%, 3/15/55		79	73,959

			1,718,552
Electric Utilities — 2.1%
Duke Energy Carolinas LLC, 6.10%, 6/01/37		249	321,716
Duke Energy Corp., 2.65%, 9/01/26		20	18,995
Duke Energy Progress LLC:
2.80%, 5/15/22		45	45,898
4.15%, 12/01/44		80	83,745
Emera U.S. Finance LP, 4.75%, 6/15/46		195	205,791
Entergy Corp., 4.00%, 7/15/22		150	158,536
Exelon Corp.:
2.45%, 4/15/21		70	69,808
3.95%, 6/15/25		375	388,065
3.40%, 4/15/26		5	4,983
FirstEnergy Corp., 2.85%, 7/15/22		17	16,984
Florida Power & Light Co., 4.13%, 2/01/42		100	105,918
Georgia Power Co., 2.85%, 5/15/22		45	45,223
Great Plains Energy, Inc.:
2.50%, 3/09/20		40	40,373
3.15%, 4/01/22		35	35,370
3.90%, 4/01/27		133	134,546
NextEra Energy Capital Holdings, Inc., 3.55%, 5/01/27		65	66,032
Ohio Power Co., 6.60%, 3/01/33		229	291,466
Pacificorp., 4.10%, 2/01/42		50	51,857
PPL Electric Utilities Corp., 3.95%, 6/01/47		75	77,153
Progress Energy, Inc., 6.00%, 12/01/39		75	94,368
Public Service Co. of Colorado, 3.60%, 9/15/42		60	58,369
Puget Energy, Inc., 5.63%, 7/15/22		275	307,222
Southern California Edison Co., 4.50%, 9/01/40		30	33,266

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Managed Income Fund

Corporate Bonds		Par (000)	Value
Electric Utilities (continued)
Southern Co., 2.95%, 7/01/23	USD	435	$432,212
Toledo Edison Co., 6.15%, 5/15/37		40	49,668

			3,137,564
Electronic Equipment, Instruments & Components — 0.0%
Amphenol Corp., 2.20%, 4/01/20		30	30,079
Equity Real Estate Investment Trusts (REITs) — 0.9%
American Tower Corp.:
2.80%, 6/01/20		77	78,046
3.30%, 2/15/21		25	25,653
3.45%, 9/15/21		35	36,093
4.40%, 2/15/26		50	52,405
AvalonBay Communities, Inc.:
3.63%, 10/01/20		30	31,095
3.95%, 1/15/21		25	26,150
2.85%, 3/15/23		175	174,127
Boston Properties LP:
5.63%, 11/15/20		80	87,838
4.13%, 5/15/21		20	21,091
Crown Castle International Corp.:
3.40%, 2/15/21		41	42,101
2.25%, 9/01/21		25	24,595
5.25%, 1/15/23		275	305,481
4.45%, 2/15/26		75	79,662
ERP Operating LP:
2.38%, 7/01/19		50	50,294
4.75%, 7/15/20		35	37,314
Prologis LP, 3.35%, 2/01/21		35	36,147
Realty Income Corp., 3.00%, 1/15/27		125	118,388
Simon Property Group LP, 2.50%, 9/01/20		35	35,317

			1,261,797
Food & Staples Retailing — 0.6%
CVS Health Corp., 2.80%, 7/20/20		175	178,167
CVS Pass-Through Trust, 8.35%, 7/10/31 (a)		81	105,025
Walgreens Boots Alliance, Inc.:
2.70%, 11/18/19		125	126,964
3.80%, 11/18/24		255	264,844
4.80%, 11/18/44		30	31,925
Wal-Mart Stores, Inc.:
6.50%, 8/15/37		50	70,427
4.30%, 4/22/44		65	71,994

			849,346
Food Products — 0.3%
Kraft Heinz Foods Co.:
2.80%, 7/02/20		35	35,524
3.00%, 6/01/26		245	234,477
4.38%, 6/01/46		80	78,347
Wm. Wrigley Jr. Co.:
2.90%, 10/21/19 (a)		100	101,669
3.38%, 10/21/20 (a)		20	20,644

			470,661
Health Care Equipment & Supplies — 0.6%
Abbott Laboratories:
2.35%, 11/22/19		35	35,263
2.90%, 11/30/21		50	50,559
3.88%, 9/15/25		40	41,141
4.75%, 11/30/36		85	92,519
4.90%, 11/30/46		30	33,043
Becton Dickinson and Co., 2.40%, 6/05/20		65	65,105
Danaher Corp., 2.40%, 9/15/20		75	75,962
Medtronic, Inc.:
3.15%, 3/15/22		80	82,787

Corporate Bonds		Par (000)	Value
Health Care Equipment & Supplies (continued)
4.38%, 3/15/35	USD	225	$245,760
4.63%, 3/15/45		100	112,543
Stryker Corp., 4.38%, 1/15/20		50	52,813

			887,495
Health Care Providers & Services — 0.8%
Aetna, Inc., 2.80%, 6/15/23		515	514,106
Anthem, Inc., 4.65%, 1/15/43		30	32,332
HCA, Inc.:
3.75%, 3/15/19		175	178,500
5.50%, 6/15/47		90	93,150
Kaiser Foundation Hospitals, 4.15%, 5/01/47		40	41,446
UnitedHealth Group, Inc.:
2.70%, 7/15/20		90	91,894
3.10%, 3/15/26		60	60,309
4.38%, 3/15/42		85	91,265
4.75%, 7/15/45		105	120,610

			1,223,612
Hotels, Restaurants & Leisure — 0.2%
Carnival Corp., 3.95%, 10/15/20		50	52,927
McDonald’s Corp.:
2.75%, 12/09/20		100	101,813
2.63%, 1/15/22		50	50,299
4.70%, 12/09/35		125	137,961
4.45%, 3/01/47		25	26,297

			369,297
Household Durables — 0.2%
Newell Brands, Inc.:
3.15%, 4/01/21		60	61,394
3.85%, 4/01/23		80	83,995
4.20%, 4/01/26		135	143,341

			288,730
Industrial Conglomerates — 0.2%
General Electric Co.:
4.38%, 9/16/20		125	134,172
4.50%, 3/11/44		50	55,548
Honeywell International, Inc., 1.85%, 11/01/21		40	39,359

			229,079
Industrials — 0.1%
Eaton Corp., 4.15%, 11/02/42		75	76,714
Insurance — 0.9%
Allstate Corp., 5.75%, 8/15/53 (b)		325	355,875
American International Group, Inc.:
3.30%, 3/01/21		130	133,748
3.90%, 4/01/26		200	204,605
Aon PLC:
2.80%, 3/15/21		50	50,212
4.45%, 5/24/43		90	90,815
Jackson National Life Global Funding, 2.50%, 6/27/22 (a)		40	39,716
Marsh & McLennan Cos., Inc., 2.75%, 1/30/22		60	60,586
MetLife, Inc., 4.72%, 12/15/44		35	39,011
Metropolitan Life Global Funding I, 2.30%, 4/10/19 (a)		150	151,256
New York Life Global Funding, 2.00%, 4/13/21 (a)		50	49,557
Principal Life Global Funding II, 2.63%, 11/19/20 (a)		50	50,357

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	23

Schedule of Investments (continued)	BlackRock Managed Income Fund

Corporate Bonds		Par (000)	Value
Insurance (continued)
Teachers Insurance & Annuity Association of America:
6.85%, 12/16/39 (a)	USD	7	$9,585
4.27%, 5/15/47 (a)		50	51,185
Travelers Cos., Inc., 4.30%, 8/25/45		85	90,786

			1,377,294
Internet Software & Services — 0.0%
eBay, Inc., 2.15%, 6/05/20		30	30,001
IT Services — 0.5%
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		25	26,189
5.00%, 10/15/25		300	335,005
Total System Services, Inc., 4.80%, 4/01/26		50	54,427
Visa, Inc., 3.15%, 12/14/25		155	157,366
Western Union Co., 3.60%, 3/15/22		150	152,880

			725,867
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.:
2.40%, 2/01/19		75	75,556
3.00%, 4/15/23		60	60,487

			136,043
Machinery — 0.1%
John Deere Capital Corp.:
2.38%, 7/14/20		100	101,200
2.65%, 6/24/24		50	49,660
Parker-Hannifin Corp., 3.25%, 3/01/27 (a)		35	35,358

			186,218
Media — 1.5%
21st Century Fox America, Inc., 6.40%, 12/15/35		75	95,047
Charter Communications Operating LLC/Charter
Communications Operating Capital:
3.58%, 7/23/20		55	56,836
3.58%, 7/23/20 (a)		20	20,668
4.46%, 7/23/22		40	42,619
6.38%, 10/23/35		59	69,936
6.48%, 10/23/45		346	415,274
6.83%, 10/23/55		12	14,626
Comcast Corp.:
1.63%, 1/15/22		20	19,446
5.65%, 6/15/35		90	110,291
6.95%, 8/15/37		99	139,664
4.60%, 8/15/45		60	65,429
3.40%, 7/15/46		100	91,060
Cox Communications, Inc., 6.95%, 6/01/38 (a)		50	57,508
Discovery Communications LLC, 3.25%, 4/01/23		50	49,293
Interpublic Group of Cos., Inc., 2.25%, 11/15/17		175	175,235
NBCUniversal Enterprise, Inc., 1.70%, 4/01/21 (a)(b)		100	100,252
Omnicom Group, Inc., 4.45%, 8/15/20		100	106,541
Sky PLC, 3.75%, 9/16/24 (a)		200	205,438
Time Warner Cable LLC, 4.50%, 9/15/42		37	35,205
Time Warner, Inc.:
3.60%, 7/15/25		42	41,905
3.88%, 1/15/26		83	84,406
3.80%, 2/15/27		70	70,473
4.65%, 6/01/44		17	16,812
4.85%, 7/15/45		58	59,722

			2,143,686

Corporate Bonds		Par (000)	Value
Metals & Mining — 0.2%
Newmont Mining Corp.:
3.50%, 3/15/22	USD	40	$41,365
4.88%, 3/15/42		25	26,416
Rio Tinto Finance USA Ltd., 7.13%, 7/15/28		100	132,941
Southern Copper Corp., 5.88%, 4/23/45		50	53,455

			254,177
Multiline Retail — 0.1%
Target Corp., 2.50%, 4/15/26		115	109,112
Multi-Utilities — 0.6%
Berkshire Hathaway Energy Co., 5.95%, 5/15/37		250	316,237
CMS Energy Corp., 3.00%, 5/15/26		45	44,028
Consumers Energy Co., 2.85%, 5/15/22		25	25,555
NiSource Finance Corp., 4.80%, 2/15/44		75	81,245
Pacific Gas & Electric Co., 4.75%, 2/15/44		75	85,358
Sempra Energy, 2.88%, 10/01/22		100	100,246
Virginia Electric & Power Co.:
2.95%, 1/15/22		75	76,561
4.45%, 2/15/44		150	163,876

			893,106
Oil, Gas & Consumable Fuels — 3.4%
Anadarko Petroleum Corp.:
4.85%, 3/15/21		65	69,377
5.55%, 3/15/26		180	201,151
Apache Corp.:
3.25%, 4/15/22		26	26,379
5.10%, 9/01/40		50	51,082
Canadian Natural Resources Ltd., 2.95%, 1/15/23		178	176,582
Cenovus Energy, Inc.:
4.25%, 4/15/27 (a)		50	47,631
5.40%, 6/15/47 (a)		50	46,669
Chevron Corp., 2.41%, 3/03/22		75	75,286
Cimarex Energy Co., 3.90%, 5/15/27		75	75,410
ConocoPhillips Co.:
2.88%, 11/15/21		25	25,401
4.95%, 3/15/26		155	172,626
Continental Resources, Inc., 5.00%, 9/15/22		100	98,125
Devon Energy Corp.:
4.00%, 7/15/21		60	61,834
3.25%, 5/15/22		168	166,966
4.75%, 5/15/42		50	48,476
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22		145	175,789
Enbridge Energy Partners LP, 4.38%, 10/15/20		35	36,838
Enbridge, Inc., 2.90%, 7/15/22		30	29,940
Encana Corp., 6.50%, 5/15/19		200	213,314
Energy Transfer Partners LP:
9.00%, 4/15/19		150	166,810
4.15%, 10/01/20		45	46,737
6.50%, 2/01/42		100	111,704
5.15%, 3/15/45		25	24,289
5.30%, 4/15/47		50	49,467
Enterprise Products Operating LLC:
2.85%, 4/15/21		50	50,566
6.45%, 9/01/40		106	133,161
4.45%, 2/15/43		60	59,627
4.90%, 5/15/46		100	107,533
EOG Resources, Inc., 2.45%, 4/01/20		65	65,201
Exxon Mobil Corp., 3.04%, 3/01/26		50	50,428
Hess Corp., 5.60%, 2/15/41		75	73,730
Kinder Morgan Energy Partners LP: 3.50%, 3/01/21		80	81,918

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Managed Income Fund

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
3.50%, 9/01/23	USD	70	$70,579
6.38%, 3/01/41		257	289,791
Kinder Morgan, Inc., 5.55%, 6/01/45		14	14,836
Marathon Petroleum Corp., 4.75%, 9/15/44		84	79,804
Noble Energy, Inc.:
5.25%, 11/15/43		25	25,903
5.05%, 11/15/44		25	25,675
Occidental Petroleum Corp., 4.10%, 2/01/21		50	53,262
Pioneer Natural Resources Co.:
3.45%, 1/15/21		50	51,371
4.45%, 1/15/26		50	52,573
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25		75	76,874
Regency Energy Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22		240	257,402
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		100	108,867
5.75%, 5/15/24		155	172,594
4.20%, 3/15/28 (a)		25	25,258
Spectra Energy Partners LP, 4.75%, 3/15/24		65	69,839
Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45		45	44,107
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28		9	10,801
TransCanada PipeLines Ltd.:
3.80%, 10/01/20		25	26,240
7.63%, 1/15/39		50	73,024
Valero Energy Corp., 6.63%, 6/15/37		110	135,861
Western Gas Partners LP, 2.60%, 8/15/18		425	426,175
Williams Partners LP:
4.00%, 11/15/21		35	36,417
5.10%, 9/15/45		85	88,060

			5,035,360
Paper & Forest Products — 0.0%
Georgia-Pacific LLC, 2.54%, 11/15/19 (a)		60	60,547
Pharmaceuticals — 1.4%
Actavis Funding SCS:
2.45%, 6/15/19		150	150,911
4.85%, 6/15/44		210	227,106
Actavis, Inc., 3.25%, 10/01/22		75	76,629
Allergan Funding SCS:
3.45%, 3/15/22		85	87,619
4.55%, 3/15/35		65	69,376
Johnson & Johnson:
2.45%, 3/01/26		210	204,774
3.55%, 3/01/36		100	103,077
Merck & Co, Inc., 3.70%, 2/10/45		20	19,945
Merck & Co., Inc., 3.60%, 9/15/42		50	48,850
Mylan NV:
2.50%, 6/07/19		52	52,415
3.95%, 6/15/26		50	50,662
Novartis Capital Corp., 3.10%, 5/17/27		90	91,134
Pfizer, Inc., 4.30%, 6/15/43		160	171,621
Sanofi, 4.00%, 3/29/21		50	53,181
Shire Acquisitions Investments Ireland DAC:
2.40%, 9/23/21		95	93,892
2.88%, 9/23/23		340	336,999
Teva Pharmaceutical Finance Netherlands III BV:
2.20%, 7/21/21		50	49,083
3.15%, 10/01/26		134	127,257

			2,014,531
Road & Rail — 0.7%
Burlington Northern Santa Fe LLC:
3.60%, 9/01/20		50	52,257

Corporate Bonds		Par (000)	Value
Road & Rail (continued)
3.45%, 9/15/21	USD	40	$ 41,699
3.00%, 4/01/25		150	151,670
4.90%, 4/01/44		75	87,537
4.15%, 4/01/45		40	41,813
CSX Corp., 3.70%, 11/01/23		150	157,698
ERAC USA Finance LLC, 2.35%, 10/15/19 (a)		50	50,078
Norfolk Southern Corp., 2.90%, 6/15/26		125	123,014
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.05%, 1/09/20 (a)		50	50,980
3.38%, 2/01/22 (a)		40	40,975
Ryder System, Inc., 2.88%, 9/01/20		75	75,834
Union Pacific Corp., 3.35%, 8/15/46		100	93,216

			966,771
Semiconductors & Semiconductor Equipment — 0.8%
Analog Devices, Inc., 2.50%, 12/05/21		80	80,072
Analog Devices, Inc., 3.13%, 12/05/23		25	25,267
Applied Materials, Inc., 4.35%, 4/01/47		40	42,456
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.38%, 1/15/20 (a)		65	65,094
3.00%, 1/15/22 (a)		95	95,849
3.63%, 1/15/24 (a)		85	86,955
3.88%, 1/15/27 (a)		210	215,649
Intel Corp., 2.45%, 7/29/20		30	30,507
KLA-Tencor Corp., 4.65%, 11/01/24		24	25,919
Lam Research Corp.:
2.80%, 6/15/21		60	60,864
3.80%, 3/15/25		30	30,632
NVIDIA Corp.:
2.20%, 9/16/21		65	64,275
3.20%, 9/16/26		135	133,857
QUALCOMM, Inc., 4.30%, 5/20/47		75	76,614
Texas Instruments, Inc., 2.75%, 3/12/21		105	107,187
Xilinx, Inc., 2.95%, 6/01/24		30	30,081

			1,171,278
Software — 0.9%
Microsoft Corp.:
2.40%, 8/08/26		180	173,228
3.45%, 8/08/36		70	70,044
4.10%, 2/06/37		45	48,470
3.50%, 11/15/42		175	172,279
3.70%, 8/08/46		200	197,908
Oracle Corp.:
1.90%, 9/15/21		110	109,033
2.50%, 5/15/22		60	60,569
2.40%, 9/15/23		250	246,756
2.65%, 7/15/26		100	95,957
4.00%, 7/15/46		184	185,821

			1,360,065
Specialty Retail — 0.2%
Home Depot, Inc.:
4.20%, 4/01/43		100	106,038
3.90%, 6/15/47		75	76,030
Lowe’s Cos., Inc.:
1.15%, 4/15/19		50	49,472
4.65%, 4/15/42		50	55,276
3.70%, 4/15/46		50	48,194

			335,010
Technology Hardware, Storage & Peripherals — 0.8%
Apple Inc.:
2.50%, 2/09/22		80	80,709

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	25

Schedule of Investments (continued)	BlackRock Managed Income Fund

Corporate Bonds		Par (000)	Value
Technology Hardware, Storage & Peripherals (continued)
3.25%, 2/23/26	USD	275	$ 279,924
2.45%, 8/04/26		180	172,119
4.50%, 2/23/36		50	56,106
4.38%, 5/13/45		150	162,174
3.85%, 8/04/46		80	79,945
Dell International LLC/EMC Corp., 8.35%, 7/15/46 (a)		75	96,794
Hewlett Packard Enterprise Co., 2.85%, 10/05/18		185	186,583

			1,114,354
Tobacco — 0.7%
Altria Group, Inc.:
2.63%, 1/14/20		100	101,550
5.38%, 1/31/44		168	202,514
Philip Morris International, Inc.:
1.38%, 2/25/19		50	49,673
1.88%, 2/25/21		75	74,077
4.50%, 3/20/42		100	106,374
Reynolds American, Inc.:
3.25%, 6/12/20		150	154,431
4.45%, 6/12/25		190	203,557
7.00%, 8/04/41		98	122,983

			1,015,159
Trading Companies & Distributors — 0.3%
AerCap Global Aviation Trust, 6.50%, 6/15/45 (a)(b)		200	212,500
Air Lease Corp.:
3.88%, 4/01/21		75	78,234
2.63%, 7/01/22		40	39,646
GATX Corp., 2.50%, 7/30/19		60	60,313

			390,693
Wireless Telecommunication Services — 0.5%
Alltel Corp., 7.88%, 7/01/32		200	259,766
America Movil SAB de CV, 3.13%, 7/16/22		200	203,842
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		65	70,545
Vodafone Group PLC:
2.50%, 9/26/22		125	124,013
4.38%, 2/19/43		64	63,200

			721,366
Total Corporate Bonds — 37.0%			54,327,085

Equity-Linked Notes
Aerospace & Defense — 0.1%
Citigroup, Inc. (Rockwell Collins, Inc.):
7.32%, 7/19/17		1	63,588
7.32%, 7/20/17		1	63,588

			127,176
Airlines — 0.3%
Citigroup, Inc. (Delta Air Lines, Inc.), 15.53%, 7/12/17		3	133,720
Merrill Lynch International & Co. (United Continental Holdings, Inc.):
21.75%, 7/12/17		1	58,155
21.84%, 7/13/17		1	57,887
Nomura Bank International PLC (Southwest Airlines Co.), 13.86%, 7/25/17		2	129,761

			379,523

Equity-Linked Notes		Par (000)		Value
Auto Components — 0.1%
Merrill Lynch International & Co. (Lear Corp.):
9.91%, 7/24/17	USD	—	(d)	$46,821
10.00%, 7/25/17		—	(d)	46,820

				93,641
Automobiles — 0.1%
JP Morgan Structured Products BV (Bayerische Motoren Werke AG), 23.05%, 7/10/17	EUR	1		97,417
JP Morgan Structured Products BV (Toyoto Motor Corp.), 8.40%, 7/26/17	JPY	2		123,731

				221,148
Banks — 1.0%
Barclays Bank PLC (Banco Santander SA), 12.30%, 7/25/17	EUR	19		126,881
Barclays Bank PLC (BB&T Corp.), 10.20%, 7/18/17	USD	3		155,410
JP Morgan Structured Products BV (Mitsubishi UFJ Financial Group, Inc.), 13.13%, 7/26/17	JPY	20		130,465
Merrill Lynch International & Co. (Xerox Corp.):
14.57%, 7/25/17	USD	7		52,926
14.45%, 7/26/17		7		52,918
Nomura Bank International PLC (Bank of America Corp.), 13.37%, 7/18/17		5		126,150
Nomura Bank International PLC (CIT Group, Inc.), 13.36%, 7/11/17		2		102,392
Nomura Bank International PLC (Comerica, Inc.):
13.97%, 7/14/17		1		39,833
13.62%, 7/17/17		1		39,795
Nomura Holdings, Inc. (KeyCorp), 13.10%, 7/18/17		8		155,677
Royal Bank of Canada (M&T Bank Corp.), 10.48%, 7/13/17		1		156,587
Société Générale SA (Fifth Third Bancorp), 17.47%, 7/11/17		4		103,272
Société Générale SA (Regions Financial Corp.):
17.05%, 7/11/17		6		80,835
16.30%, 7/11/17		3		47,312
Société Générale SA (Wells Fargo & Co.), 10.11%, 7/11/17		2		128,518

				1,498,971
Biotechnology — 0.1%
Merrill Lynch International & Co. (Biogen, Inc.), 8.84%, 7/24/17		—	(d)	118,109
Capital Markets — 0.7%
Barclays Bank PLC (TD Ameritrade Holding Corp.):
10.94%, 7/17/17		2		79,676
10.91%, 7/18/17		2		79,631
BNP Paribas SA (State Street Corp.):
9.68%, 7/24/17		1		65,313
9.69%, 7/25/17		1		65,277
Deutsche Bank AG (London Branch) (Intercon-tinental Exchange, Inc.), 7.05%, 7/28/17		2		104,394
Merrill Lynch International & Co. (Ameriprise Financial, Inc.):
12.35%, 7/24/17		—	(d)	62,378
12.65%, 7/25/17		—	(d)	62,381
Nomura Bank International PLC (Charles Schwab Corp.), 14.50%, 7/17/17		2		80,073
Nomura Holdings, Inc. (E*TRADE Financial Corp.), 13.60%, 7/20/17		4		158,087
Société Générale SA (Goldman Sachs Group, Inc.), 9.36%, 7/18/17		1		152,745

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Managed Income Fund

Equity-Linked Notes		Par (000)		Value
Capital Markets (continued)
Société Générale SA (Morgan Stanley), 13.18%, 7/18/17	USD	4		$156,641

				1,066,596
Chemicals — 0.0%
JP Morgan Structured Products BV (Mitsubishi Chemical Holdings Corp.), 15.35%, 8/04/17	JPY	7		52,215
Construction & Engineering — 0.0%
SGA Société Générale Acceptance NV (Jacobs Engineering Group, Inc.), 9.52%, 8/07/17	USD	1		49,389
Construction Materials — 0.1%
BNP Paribas Arbitrage Issuance BV (LafargeHolcim Ltd.), 24.64%, 7/10/17	CHF	1		50,297
Deutsche Bank AG (London Branch) (Vulcan Materials Co.), 16.99%, 7/28/17	USD	—	(d)	47,191
Merrill Lynch International & Co. (Martin Marietta Materials, Inc.), 16.22%, 7/27/17		—	(d)	94,930

				192,418
Diversified Financial Services — 0.0%
Deutsche Bank AG (London Branch) (Voya Financial, Inc.), 18.32%, 7/28/17		1		48,681
Electrical Equipment — 0.1%
Citigroup Global Markets Holdings (Eaton Corp PLC), 7.69%, 7/27/17		1		99,009
Merrill Lynch International & Co. (Rockwell Automation, Inc.):
9.37%, 7/24/17		—	(d)	63,276
9.36%, 7/25/17		—	(d)	63,250

				225,535
Energy Equipment & Services — 0.1%
Nomura Bank International PLC (Baker Hughes, Inc.):
10.41%, 7/21/17		1		47,192
10.16%, 7/24/17		1		47,178

				94,370
Food Products — 0.1%
Citigroup, Inc. (Mondelez International, Inc.), 14.75%, 7/24/17		3		121,743
Health Care Providers & Services — 0.3%
Merrill Lynch International & Co. (Anthem, Inc.):
10.54%, 7/24/17		—	(d)	64,673
10.53%, 7/25/17		—	(d)	64,638
RBC Capital Markets LLC (Cigna Corp.), 9.38%, 7/28/17		1		100,325
RBC Capital Markets LLC (HCA Healthcare, Inc.), 11.14%, 7/24/17		1		101,781
RBC Capital Markets LLC (McKesson Corp.), 11.99%, 7/24/17		1		101,120

				432,537
Hotels, Restaurants & Leisure — 0.4%
Deutsche Bank AG (London Branch) (Domino’s Pizza, Inc.), 25.11%, 7/17/17		—	(d)	104,276
Merrill Lynch International & Co. (MGM Resorts International), 16.98%, 8/03/17		4		122,752
Nomura Bank International PLC (Royal Caribbean Cruises Ltd.), 14.12%, 7/25/17		1		100,048
Nomura Holdings, Inc. (Norwegian Cruise Line Holdings Ltd.):
17.80%, 8/04/17		1		50,829
17.07%, 8/07/17		1		50,770
RBC Capital Markets LLC (Las Vegas Sands Corp.), 20.41%, 7/28/17		2		123,668

				552,343

Equity-Linked Notes		Par (000)		Value
Household Durables — 0.2%
Citigroup, Inc. (Newell Brands, Inc.), 10.81%, 8/07/17	USD	2		$100,878
Société Générale SA (DR Horton, Inc.), 9.22%, 7/18/17		5		156,584

				257,462
Household Products — 0.1%
Merrill Lynch International & Co. (Kimberly-Clark Corp.):
8.28%, 7/21/17		—	(d)	61,384
8.09%, 7/24/17		—	(d)	61,362

				122,746
Industrial Conglomerates — 0.1%
Credit Suisse AG (General Electric Co.), 6.70%, 7/21/17		4		118,692
HSBC Bank PLC (Samsung C&T Corp.), 17.18%, 7/25/17		—	(d)	51,873

				170,565
Insurance — 0.1%
HSBC Bank PLC (Dai-Lchi Life Holdings, Inc.), 18.00%, 8/04/17	JPY	4		74,528
Nomura International Funding Pte. Ltd. (Dai-Lchi Life Holdings, Inc.), 17.64%, 8/04/17		2		31,334

				105,862
Leisure Products — 0.1%
Royal Bank of Canada (Hasbro, Inc.), 10.85%, 7/19/17	USD	1		107,647
Machinery — 0.4%
Citigroup, Inc. (Dover Corp.), 12.56%, 7/12/17		1		99,701
Credit Suisse AG (Cummins, Inc.), 10.80%, 7/27/17		1		102,454
Credit Suisse AG (Parker-Hannifin Corp.):
8.10%, 7/31/17		—	(d)	61,818
8.30%, 8/01/17		—	(d)	61,809
JP Morgan Structured Products BV (Atlas Copco AB), 10.53%, 7/25/17	SEK	3		102,271
Nomura International Funding Pte. Ltd. (IHI Corp.), 20.75%, 8/01/17	JPY	13		46,743
Royal Bank of Canada (Snap-on, Inc.), 9.40%, 7/19/17	USD	1		89,792

				564,588
Media — 0.1%
Deutsche Bank AG (London Branch) (Charter Communications, Inc., Class A), 23.96%, 7/31/17		—	(d)	121,963
Metals & Mining — 0.2%
Barclays Bank PLC (Nucor Corp.), 15.92%, 7/20/17		3		147,276
Nomura Bank International PLC (Steel Dynamics, Inc.), 18.61%, 7/19/17		3		102,338

				249,614
Oil, Gas & Consumable Fuels — 0.3%
Canadian Imperial Bank of Commerce (Tesoro Corp.), 18.39%, 7/26/17		1		102,938
HSBC Bank PLC (Enagas SA):
16.58%, 7/17/17	EUR	2		52,659
16.80%, 7/18/17		2		52,975
Jefferies LLC (Kinder Morgan, Inc.), 11.25%, 7/18/17	USD	7		140,166
Nomura Bank International PLC (Valero Energy Corp.), 14.32%, 7/24/17		2		129,265

				478,003

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	27

Schedule of Investments (continued)	BlackRock Managed Income Fund

Equity-Linked Notes		Par (000)		Value
Pharmaceuticals — 0.3%
Citigroup, Inc. (Allergan PLC), 9.46%, 8/07/17	USD	1		$ 125,994
Credit Suisse AG (Bristol-Myers Squibb Co.), 11.80%, 7/26/17		2		123,708
HSBC Bank PLC (Mylan, Inc.), 21.12%, 8/04/17		3		99,076
JP Morgan Structured Products BV (Astellas Pharma, Inc.), 8.59%, 7/26/17	JPY	8		95,814

				444,592
Professional Services — 0.1%
HSBC Bank PLC (Randstad Holding NV):
9.98%, 7/24/17	EUR	1		49,791
10.00%, 7/25/17		1		49,790

				99,581
Road & Rail — 0.2%
Citigroup, Inc. (Union Pacific Corp.), 11.00%, 7/26/17	USD	1		121,243
Merrill Lynch International & Co. (Norfolk Southern Corp.), 11.48%, 7/25/17		1		128,744
Nomura Bank International PLC (JB Hunt Transport Services, Inc.), 10.11%, 7/13/17		1		102,413

				352,400
Semiconductors & Semiconductor Equipment — 0.1%
Merrill Lynch International & Co. (Applied Materials, Inc.), 12.06%, 8/10/17		3		111,009
Software — 0.2%
Canadian Imperial Bank of Commerce (Electronic Arts, Inc.), 17.58%, 7/27/17		1		121,202
Merrill Lynch International & Co. (Symantec Corp.), 12.48%, 7/26/17		4		117,686

				238,888
Technology Hardware, Storage & Peripherals — 0.1%
Credit Suisse AG (Western Digital Corp.), 37.10%, 7/24/17		1		121,722
Wireless Telecommunication Services — 0.0%
Nomura International Funding Pte. Ltd. (SK Telecom Co. Ltd.), 12.17%, 7/25/17		—	(d)	50,507
Total Equity-Linked Notes — 6.1%				8,871,544

Investment Companies		Shares
AllianceBernstein Global High Income Fund, Inc.		56,703		733,737
BlackRock Allocation Target Shares: Series A Portfolio (e)		1,049,228		10,702,126
BlackRock Floating Rate Income Portfolio, Class K (e)		2,302,440		23,484,893
BlackRock Strategic Income Opportunities Portfolio, Class K (e)		798,132		7,917,466
iShares 0-5 Year High Yield Corporate Bond ETF (e)		113,234		5,419,379
iShares 1-3 Year Credit Bond ETF (e)		98,912		10,416,423
iShares Core High Dividend ETF (e)		40,648		3,379,068
iShares International Select Dividend ETF (e)		34,638		1,133,355
iShares U.S. Preferred Stock ETF (e)		80,992		3,172,457
WisdomTree International Equity Fund		41,766		2,167,655
Total Investment Companies — 46.7%				68,526,559

Preferred Securities		Par (000)	Value
Capital Trusts
Banks — 2.7%
Bank of America Corp.:
Series AA, 6.10% (b)(f)	USD	255	$ 277,019
Series X, 6.25% (b)(f)		100	108,750
Barclays PLC, 7.88% (b)(f)		400	430,392
BNP Paribas SA, 7.63% (a)(b)(f)		225	247,500
Citigroup, Inc.:
5.90% (b)(f)		10	10,703
Series P, 5.95% (b)(f)		149	159,658
Credit Agricole SA, 8.13% (a)(b)(f)		200	232,340
HSBC Holdings PLC, 6.88% (b)(f)		200	216,000
Intesa Sanpaolo SpA, 7.70% (a)(b)(f)		400	415,500
JPMorgan Chase & Co.:
Series Q, 5.15% (b)(f)		50	51,475
Series S, 6.75% (b)(f)		200	227,250
Series X, 6.10% (b)(f)		71	77,035
M&T Bank Corp., 5.13% (b)(f)		50	51,937
Macquarie Bank Ltd., 6.13% (a)(b)(f)		200	204,500
Royal Bank of Scotland Group PLC, 8.63% (b)(f)		200	218,000
Société Générale SA:
7.38% (a)(b)(f)		200	215,000
8.00% (a)(b)(f)		200	226,750
Standard Chartered PLC, 7.50% (a)(b)(f)		400	428,000
SunTrust Banks, Inc., 5.05% (b)(f)		145	147,175

			3,944,984
Capital Markets — 0.5%
Credit Suisse Group AG, 6.25% (a)(b)(f)		200	212,500
Goldman Sachs Group, Inc., Series M, 5.38% (b)(f)		60	63,048
State Street Corp., 2.25%, 6/15/37 (b)		263	242,124
UBS Group AG, 7.00% (b)(f)		200	221,383

			739,055
Insurance — 0.1%
Hartford Financial Services Group, Inc., 3.31%, 2/12/47 (a)(b)		100	97,125
Reinsurance Group of America, Inc., 3.91%, 12/15/65 (b)		27	25,785

			122,910
Media — 0.3%
NBCUniversal Enterprise, Inc., 5.25% (a)(f)		353	375,190
Viacom, Inc., 5.88%, 2/28/57 (b)		25	26,000

			401,190
Multi-Utilities — 0.0%
Integrys Holding, Inc., 3.32%, 12/01/66 (b)		85	82,875
Oil, Gas & Consumable Fuels — 0.3%
Enbridge, Inc., 6.00%, 1/15/77 (b)		75	78,750
Enterprise Products Operating LLC, Series A, 4.88%, 8/01/66 (b)		125	125,469
TransCanada PipeLines Ltd, 3.39%, 5/15/67 (b)		43	40,850
TransCanada Trust:
5.63%, 5/20/75 (b)		98	103,518
5.88%, 8/15/76 (b)	USD	103	111,776
5.30%, 3/15/77 (b)		50	51,400

			511,763
Total Capital Trusts — 3.9%			5,802,777

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Managed Income Fund

Preferred Stocks	Shares	Value
Banks — 0.2%
KeyCorp., 6.13% (f)	8,000	$234,400
Capital Markets — 0.3%
Morgan Stanley, 5.85% (f)	15,000	409,800
Consumer Finance — 0.0%
SLM Corp., 2.95% (f)	500	36,500
Total Preferred Stocks — 0.5%		680,700
Total Preferred Securities — 4.4%		6,483,477
Total Long-Term Investments (Cost — $142,506,202) — 98.5%		144,472,580

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (e)(g)	292,928	$292,928
Total Short-Term Securities (Cost — $292,928) — 0.2%		292,928

Options Purchased
(Cost — $38,576) — 0.0%		27,760
Total Investments (Cost — $142,837,706) — 98.7%		144,793,268
Other Assets Less Liabilities — 1.3%		1,838,946

Net Assets — 100.0%		$146,632,214

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Amount is less than $500.

(e)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Shares Purchased	Shares Sold	Shares Held at June 30, 2017	Value at June 30, 2017	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,023,149	—	(730,221)[1]	292,928	$292,928	$4,704	—	—
BlackRock Allocation Target Shares: Series A Portfolio	503,637	545,591	—	1,049,228	10,702,126	204,508	—	$97,568
BlackRock Floating Rate Income Portfolio, Class K	1,850,362	1,114,809	(662,731)	2,302,440	23,484,893	449,466	$(3,373)	(64,934)
BlackRock Global Dividend Portfolio, Class K	326,643	—	(326,643)	—	—	—	90,003	109,250
BlackRock Strategic Income Opportunities Portfolio, Class K	—	798,132	—	798,132	7,917,466	93,329	—	5,523
iShares 0-5 Year High Yield Corporate Bond ETF	229,527	—	(116,293)	113,234	5,419,379	147,463	46,657	41,485
iShares 1-3 Year Credit Bond ETF	73,436	61,558	(36,082)	98,912	10,416,423	70,962	(5,471)	30,603
iShares Core High Dividend ETF	24,434	23,553	(7,339)	40,648	3,379,068	58,574	4,037	(27,080)
iShares iBoxx $ High Yield Corporate Bond ETF	15,346	—	(15,346)	—	—	—	5,795	3,935
iShares International Select Dividend ETF	—	34,638	—	34,638	1,133,355	30,834	—	70,769
iShares U.S. Preferred Stock ETF	28,481	52,511	—	80,992	3,172,457	66,046	—	77,432
Total					$65,918,095	$1,125,886	$137,648	$344,551

[1]	Represents net shares sold.

(f)	Perpetual security with no stated maturity date.

(g)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	29

Schedule of Investments (continued)	BlackRock Managed Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(4)	Euro Currency	September 2017	USD	573,350	$(11,084)
7	Euro STOXX 50 Index	September 2017	USD	274,311	(7,046)
(4)	JPY Currency	September 2017	USD	445,500	6,651
(36)	S&P 500 E-Mini Index	September 2017	USD	4,357,620	10,625
3	S&P 500 E-Mini Index	September 2017	USD	363,135	(823)
(46)	U.S. Treasury Bonds (30 Year)	September 2017	USD	7,069,625	(46,155)
(100)	U.S. Treasury Notes (10 Year)	September 2017	USD	12,553,125	33,292
(42)	U.S. Treasury Notes (2 Year)	September 2017	USD	9,076,594	3,976
(71)	U.S. Treasury Notes (5 Year)	September 2017	USD	8,366,352	23,157
(21)	U.S. Ultra Treasury Bonds	September 2017	USD	3,483,375	(55,894)
(27)	U.S. Ultra Treasury Bonds (10 Year)	September 2017	USD	3,639,938	6,077
Total					$(37,224)

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
S&P 500 Index	Put	9/15/17	USD	2,300.00	16	$27,760

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation
Cigna Corp.	1.00%	Citibank N.A.	9/20/17	USD	675	$(1,645)	$(67)	$(1,578)
Pitney Bowes, Inc.	1.00%	Credit Suisse International	3/20/19	USD	750	(9,948)	2,289	(12,237)
Time Warner, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	225	(6,458)	(2,289)	(4,169)
Western Union Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	100	(610)	430	(1,040)
Total						$(18,661)	$363	$(19,024)

OTC Credit Default Swaps — Sell Protection

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation
American Tower Corp.	1.00%	Morgan Stanley & Co. International PLC	6/20/21	BBB-	USD	475	$(8,526)	$(15,474)	$6,948

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Managed Income Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$10,625	$6,651	$66,502	—	$83,778
Options purchased	Investments at value — unaffiliated[2]	—	—	27,760	—		—	27,760
Swaps—OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$9,667	—	—	—	—	9,667

Total		—	$9,667	$38,385	$6,651	$66,502	—	$121,205

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$7,869	$11,084	$102,049	—	$121,002
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$36,854	—	—	—	—	36,854

Total		—	$36,854	$7,869	$11,084	$102,049	—	$157,856

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(153,986)	$(12,625)	$(488,941)	—	$(655,552)
Options purchased[1]	—	—	(89,785)	—	—	—	(89,785)
Swaps	—	$(44,080)	—	—		—	(44,080)

Total	—	$(44,080)	$(243,771)	$(12,625)	$(488,941)	—	$(789,417)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(14,323)	$(9,676)	$(175,487)	—	$(199,486)
Options purchased[2]	—	—	(12,193)	—		—	(12,193)
Swaps	—	$30,502	—	—		—	30,502

Total	—	$30,502	$(26,516)	$(9,676)	$(175,487)	—	$(181,177)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments[1]

Futures contracts:
Average notional value of contracts — long	$2,968,843
Average notional value of contracts — short	$47,348,067
Options:
Average value of option contracts purchased	$32,650
Credit default swaps:
Average notional value — buy protection	$1,750,000
Average notional value — sell protection	$475,000

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	31

Schedule of Investments (continued)	BlackRock Managed Income Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$98,222		$4,018
Options	27,760	[1]	—
Swaps — OTC[2]	9,667		36,854

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$135,649		$40,872
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(125,982)		(4,018)

Total derivative assets and liabilities subject to an MNA	$9,667		$36,854

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Credit Suisse International	$2,289	$(2,289)	—	—	—
JPMorgan Chase Bank N.A	430	(430)	—	—	—
Morgan Stanley & Co. International PLC	6,948	(6,948)	—	—	—

Total	$9,667	$(9,667)	—	—	—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Citibank N.A	$1,645	—	—	—	$1,645
Credit Suisse International	12,237	$(2,289)	—	—	9,948
JPMorgan Chase Bank N.A	7,498	(430)	—	—	7,068
Morgan Stanley & Co. International PLC	15,474	(6,948)	—	—	8,526

Total	$36,854	$(9,667)	—	—	$27,187

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$4,262,837	$2,001,078	$6,263,915
Corporate Bonds[1]	—	54,327,085	—	54,327,085
Equity-Linked Notes[1]	—	8,871,544	—	8,871,544
Investment Companies	$68,526,559	—	—	68,526,559
Preferred Securities[1]	680,700	5,802,777	—	6,483,477
Short-Term Securities	292,928	—	—	292,928
Options Purchased:
Equity contracts	27,760	—	—	27,760

Total	$69,527,947	$73,264,243	$2,001,078	$144,793,268

[1] See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Managed Income Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$6,948	—	$6,948
Equity contracts	$10,625	—	—	10,625
Foreign Currency Exchange Contracts	6,651	—	—	6,651
Interest rate contracts	66,502	—	—	66,502
Liabilities:
Credit contracts	—	(19,024)	—	(19,024)
Equity contracts	(7,869)	—	—	(7,869)
Foreign Currency Exchange Contracts	(11,084)	—	—	(11,084)
Interest rate contracts	(102,049)	—	—	(102,049)

Total	$(37,224)	$(12,076)	—	$(49,300)

[1] Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Asset-Backed Securities
Assets:
Opening Balance, as of December 31, 2016	$1,999,500
Transfers into Level 3	—
Transfers out of Level 3[1]	(1,749,500)
Accrued discounts/premiums	1
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[2,3]	(81)
Purchases	1,751,158
Sales	—

Closing Balance, as of June 30, 2017	$2,001,078

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017[3]	$(81)

[1]

As of December 31, 2016, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	33

Statements of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock Inflation Protected Bond Portfolio[1]	BlackRock Managed Income Fund

Assets
Investments at value — unaffiliated[2]	$2,588,337,657	$78,875,173
Investments at value — affiliated[3]	6,896,885	65,918,095
Cash	955,830	32,117
Cash pledged:
Collateral — OTC derivatives	1,280,000	—
Futures contracts	6,196,820	653,000
Centrally cleared swaps	6,674,400	—
Foreign currency at value[4]	13,848,086	139,906
Receivables:
Investments sold	47,007,987	36,870
Capital shares sold	10,271,130	684,168
Dividends — affiliated	11,823	51,682
Dividends — unaffiliated	—	11,882
Interest	8,448,988	636,381
From the Manager	355,135	68,394
Variation margin on futures contracts	2,509,707	98,222
Variation margin on centrally cleared swaps	141,327	—
Swap premiums paid	153,177	2,719
Unrealized appreciation on:
Forward foreign currency exchange contracts	441,690	—
OTC swaps	3,794,727	6,948
Inflation rate caps	1,012,190	—
Securities lending income receivable	—	2,692
Prepaid expenses	110,658	370
Other assets	185	15,277

Total assets	2,698,448,402	147,233,896

Liabilities
Cash received:
Collateral — reverse repurchase agreements	264,000	—
Collateral — OTC derivatives	9,733,000	—
Options written at value[5]	890,447	—
Payables:
Investments purchased	8,668,141	159,947
Reverse repurchase agreements	176,153,979	—
Capital shares redeemed	54,719,486	201,470
Income dividends	915,703	48,203
Investment advisory fees	469,055	35,312
Officer’s and Trustees’ fees	8,111	2,521
Options written	2,239	—
Other accrued expenses	1,518,957	101,062
Other affiliates	103,179	335
Service and distribution fees	218,696	11,960
Variation margin on futures contracts	442,003	4,018
Inflation rate caps premiums received	1,014,650	—
Swap premiums received	—	17,830
Unrealized depreciation on:
Forward foreign currency exchange contracts	2,458,964	—
OTC swaps	1,770,135	19,024

Total liabilities	259,350,745	601,682

Net Assets	$2,439,097,657	$146,632,214

Net Assets Consist of
Paid-in capital	$2,457,433,824	$143,678,806
Undistributed (distributions in excess of) net investment income	(3,643,429)	438,955
Accumulated net realized gain (loss)	(67,852,458)	589,743
Net unrealized appreciation (depreciation)	53,159,720	1,924,710

Net Assets	$2,439,097,657	$146,632,214

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$2,541,124,946	$77,304,902
[3] Investments at cost — affiliated	$6,896,885	$65,532,804
[4] Foreign currency at cost	$13,626,201	$137,052
[5] Premiums received	$3,629,964	—

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	JUNE 30, 2017

Statements of Assets and Liabilities (concluded)

June 30, 2017 (Unaudited)	BlackRock Inflation Protected Bond Portfolio[1]	BlackRock Managed Income Fund

Net Asset Value
Institutional
Net assets	$1,472,501,346	$38,622,053

Shares outstanding[2]	138,987,888	3,832,568

Net asset value	$10.59	$10.08

Service
Net assets	$30,965,357	—

Shares outstanding[2]	2,958,694	—

Net asset value	$10.47	—

Investor A
Net assets	$334,565,663	$50,581,330

Shares outstanding[2]	32,316,171	5,019,286

Net asset value	$10.35	$10.08

Investor C
Net assets	$157,674,009	$2,144,290

Shares outstanding[2]	15,697,511	212,589

Net asset value	$10.04	$10.09

Class K
Net assets	$443,391,282	$55,284,541

Shares outstanding[2]	42,531,114	5,473,188

Net asset value	$10.43	$10.10

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	35

Statements of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock Inflation Protected Bond Portfolio[1]	BlackRock Managed Income Fund

Investment Income
Interest	$36,717,285 [2]	$1,456,896
Dividends — unaffiliated	—	78,815
Dividends — affiliated	60,760	1,125,886
Securities lending — affiliated — net	—	2,692

Total investment income	36,778,045	2,664,289

Expenses
Investment advisory	3,567,507	231,393
Transfer agent — class specific	1,765,187	58,639
Service and distribution — class specific	1,343,585	61,714
Administration	478,565	28,098
Administration — class specific	248,713	13,186
Professional	117,976	67,435
Accounting services	192,876	15,948
Printing	161,957	36,611
Custodian	66,243	5,588
Registration	50,344	33,329
Officers and Trustees	25,902	11,150
Offering	—	37,367
Miscellaneous	61,171	11,136

Total expenses excluding interest expense	8,080,026	611,594
Interest expense[3]	595,402	—

Total expenses	8,675,428	611,594
Less:
Fees waived by the Manager	(982,570)	(42,219)
Administration fees waived	—	(28,098)
Administration fees waived — class specific	(248,713)	(12,813)
Transfer agent fees waived and/or reimbursed — class specific	(1,250,253)	(38,925)
Expenses reimbursed by the Manager	—	(191,999)

Total expenses after fees waived and reimbursed	6,193,892	297,540

Net investment income	30,584,153	2,366,749

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	24,164,449	282,553
Investments — affiliated	—	137,648
Futures contracts	(2,786,765)	(655,552)
Forward foreign currency exchange contracts	(2,782,446)	—
Foreign currency transactions	37,722	14,483
Options written	4,880,813	—
Swaps	553,838	(44,080)

	24,067,611	(264,948)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(33,807,843)	1,381,621
Investments — affiliated	—	344,551
Futures contracts	2,400,658	(199,486)
Forward foreign currency exchange contracts	(4,803,934)	—
Foreign currency translations	504,419	2,848
Inflation rate caps	629	—
Options written	688,761	—
Swaps	2,351,512	30,502

	(32,665,798)	1,560,036

Net realized and unrealized gain (loss)	(8,598,187)	1,295,088

Net Increase in Net Assets Resulting from Operations	$21,985,966	$3,661,837

[1]	Consolidated Statement of Operations.

[2]	Includes net inflationary and deflationary adjustments. See Note 4 of the Notes to Financial Statements.

[3]	See Note 4 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	JUNE 30, 2017

Statements of Changes in Net Assets

	BlackRock Inflation Protected Bond Portfolio[1]
Decrease in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016

Operations
Net investment income	$30,584,153	$12,298,644	$22,521,140
Net realized gain (loss)	24,067,611	28,049,680	(64,877,239)
Net change in unrealized appreciation (depreciation)	(32,665,798)	(99,497,489)	186,704,376

Net increase (decrease) in net assets resulting from operations	21,985,966	(59,149,165)	144,348,277

Distributions to Shareholders[2]
From net investment income:
Institutional	(18,665,686)	—	(31,554,712)
Service	(392,063)	—	(764,479)
Investor A	(3,827,610)	—	(8,774,978)
Investor C	(1,552,860)	—	(4,229,178)
Class K	(5,197,878)	—	(6,519,767)
From return of capital:
Institutional Class	—	(2,039,508)	(16,680,675)
Service Class	—	(51,844)	(419,821)
Investor A Class	—	(444,468)	(3,603,689)
Investor C Class	—	(177,284)	(1,637,519)
Class K	—	(569,750)	(4,086,995)

Decrease in net assets resulting from distributions to shareholders	(29,636,097)	(3,282,854)	(78,271,813)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(21,817,523)	(7,464,633)	(411,554,423)

Net Assets
Total decrease in net assets	(29,467,654)	(69,896,652)	(345,477,959)
Beginning of period	2,468,565,311	2,538,461,963	2,883,939,922

End of period	$2,439,097,657	$2,468,565,311	$2,538,461,963

Distributions in excess of net investment income, end of period	$(3,643,429)	$(4,591,485)	$(31,282,246)

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	37

Statements of Changes in Net Assets (concluded)

	BlackRock Managed Income Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Period October 1, 2016 to December 31, 2016	Year Ended September 30, 2016

Operations
Net investment income	$2,366,749	$970,534	$2,465,755
Net realized gain (loss)	(264,948)	2,741,417	828,571
Net change in unrealized appreciation (depreciation)	1,560,036	(3,003,464)	3,517,849

Net increase in net assets resulting from operations	3,661,837	708,487	6,812,175

Distributions to Shareholders[1]
From net investment income:
Institutional	(485,917)	(226,550)	(317,004)
Investor A	(631,006)	(340,984)	(598,103)
Investor C	(12,412)	(3,224)	—
Class K	(858,895)	(642,419)	(1,474,218)
From net realized gain:
Institutional	—	(148,927)	—
Investor A	—	(273,814)	—
Investor C	—	(1,813)	—
Class K	—	(492,869)	—

Decrease in net assets resulting from distributions to shareholders	(1,988,230)	(2,130,600)	(2,389,325)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	33,257,032	13,721,614	15,452,106

Net Assets
Total increase in net assets	34,930,639	12,299,501	19,874,956
Beginning of period	111,701,575	99,402,074	79,527,118

End of period	$146,632,214	$111,701,575	$99,402,074

Undistributed net investment income, end of period	$438,955	$60,436	$262,464

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	JUNE 30, 2017

Financial Highlights	BlackRock Inflation Protected Bond Portfolio

	Institutional
	Six Months Ended June 30,	Period October 1, 2016 to
	2017	December 31,	Year Ended September 30,
	(Unaudited)[1]	2016[1]	2016[1]	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.62	$10.89	$10.58	$10.94	$11.23	$12.23	$11.49

Net investment income[2]	0.14	0.06	0.11	0.11	0.23	0.24	0.18
Net realized and unrealized gain (loss)	(0.04)	(0.32)	0.51	(0.34)	(0.10)	(0.87)	0.82

Net increase (decrease) from investment operations	0.10	(0.26)	0.62	(0.23)	0.13	(0.63)	1.00

Distributions:[3]
From net investment income	(0.13)	—	(0.20)	(0.13)	(0.27)	(0.17)	(0.21)
From net realized gain	—	—	—	—	(0.15)	(0.20)	(0.05)
From return of capital	—	(0.01)	(0.11)	—	—	—	—

Total distributions	(0.13)	(0.01)	(0.31)	(0.13)	(0.42)	(0.37)	(0.26)

Net asset value, end of period	$10.59	$10.62	$10.89	$10.58	$10.94	$11.23	$12.23

Total Return[4]
Based on net asset value	0.93%[5]	(2.35)%[5]	5.97%	(2.16)%	1.19%	(5.35)%	8.76%

Ratios to Average Net Assets
Total expenses[6]	0.59%[7]	0.61%[7]	0.60%	0.62%	0.64%	0.60%	0.56%

Total expenses after fees waived, reimbursed and paid indirectly	0.40%[7]	0.40%[7]	0.48%	0.47%	0.46%	0.44%	0.43%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.35%[7]	0.36%[7]	0.42%	0.44%	0.44%	0.44%	0.43%

Net investment income	2.57%[7]	2.06%[7]	0.99%	0.99%	2.08%	2.04%	1.49%

Supplemental Data
Net assets, end of period (000)	$1,472,501	$1,485,583	$1,584,439	$1,758,366	$1,187,477	$1,190,917	$1,937,316

Portfolio turnover rate	35%	7%	45%	61%	66%	86%	120%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Six Months Ended June 30,	Period October 1, 2016 to
	2017	December 31,	Year Ended September 30,
	(Unaudited)	2016	2016	2015	2014	2013	2012
Expense ratios	N/A	N/A	N/A	0.61%	0.63%	0.59%	0.55%

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	39

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Service
	Six Months Ended June 30,	Period October 1, 2016 to
	2017	December 31,	Year Ended September 30,
	(Unaudited)[1]	2016[1]	2016[1]	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.50	$10.77	$10.49	$10.88	$11.18	$12.20	$11.49

Net investment income (loss)[2]	0.11	0.05	0.08	(0.01)	0.20	0.21	0.15
Net realized and unrealized gain (loss)	(0.02)	(0.31)	0.50	(0.26)	(0.10)	(0.88)	0.80

Net increase (decrease) from investment operations	0.09	(0.26)	0.58	(0.27)	0.10	(0.67)	0.95

Distributions:[3]
From net investment income	(0.12)	—	(0.19)	(0.12)	(0.25)	(0.15)	(0.19)
From net realized gain	—	—	—	—	(0.15)	(0.20)	(0.05)
From return of capital	—	(0.01)	(0.11)	—	—	—	—

Total distributions	(0.12)	(0.01)	(0.30)	(0.12)	(0.40)	(0.35)	(0.24)

Net asset value, end of period	$10.47	$10.50	$10.77	$10.49	$10.88	$11.18	$12.20

Total Return[4]
Based on net asset value	0.85%[5]	(2.38)%[5]	5.66%	(2.47)%	0.93%	(5.64)%	8.38%

Ratios to Average Net Assets
Total expenses[6]	0.84%[7]	0.86%[7]	0.86%	0.93%	0.93%	0.89%	0.86%

Total expenses after fees waived, reimbursed and paid indirectly	0.65%[7]	0.66%[7]	0.78%	0.78%	0.77%	0.75%	0.73%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.60%[7]	0.62%[7]	0.71%	0.75%	0.75%	0.75%	0.73%

Net investment income (loss)	2.15%[7]	1.80%[7]	0.73%	(0.08)%	1.82%	1.76%	1.23%

Supplemental Data
Net assets, end of period (000)	$30,965	$41,422	$44,565	$41,926	$44,373	$58,842	$88,555

Portfolio turnover rate	35%	7%	45%	61%	66%	86%	120%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Six Months Ended June 30,	Period October 1, 2016 to
	2017	December 31,	Year Ended September 30,
	(Unaudited)	2016	2016	2015	2014	2013	2012
Expense ratios	N/A	N/A	0.86%	0.91%	0.92%	0.88%	N/A
[7]	Annualized.

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	JUNE 30, 2017

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Investor A
	Six Months Ended June 30,	Period October 1, 2016 to
	2017	December 31,	Year Ended September 30,
	(Unaudited)[1]	2016[1]	2016[1]	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.39	$10.65	$10.38	$10.77	$11.07	$12.09	$11.39

Net investment income (loss)[2]	0.12	0.05	0.05	(0.02)	0.16	0.21	0.13
Net realized and unrealized gain (loss)	(0.04)	(0.30)	0.52	(0.25)	(0.06)	(0.88)	0.81

Net increase (decrease) from investment operations	0.08	(0.25)	0.57	(0.27)	0.10	(0.67)	0.94

Distributions:[3]
From net investment income	(0.12)	—	(0.21)	(0.12)	(0.25)	(0.15)	(0.19)
From net realized gain	—	—	—	—	(0.15)	(0.20)	(0.05)
From return of capital	—	(0.01)	(0.09)	—	—	—	—

Total distributions	(0.12)	(0.01)	(0.30)	(0.12)	(0.40)	(0.35)	(0.24)

Net asset value, end of period	$10.35	$10.39	$10.65	$10.38	$10.77	$11.07	$12.09

Total Return[4]
Based on net asset value	0.75%[5]	(2.32)%[5]	5.59%	(2.49)%	0.95%	(5.70)%	8.33%

Ratios to Average Net Assets
Total expenses	0.97%[6]	1.02%[6]	0.96%	0.97%[7]	1.06%[7]	0.99%	0.95%

Total expenses after fees waived, reimbursed and paid indirectly	0.65%[6]	0.66%[6]	0.83%	0.79%	0.78%	0.76%	0.76%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.60%[6]	0.62%[6]	0.76%	0.76%	0.76%	0.76%	0.76%

Net investment income (loss)	2.26%[6]	1.80%[6]	0.45%	(0.14)%	1.45%	1.78%	1.12%

Supplemental Data
Net assets, end of period (000)	$334,566	$352,596	$358,182	$476,282	$651,951	$1,344,080	$2,089,999

Portfolio turnover rate	35%	7%	45%	61%	66%	86%	120%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2015 and September 30, 2014, the ratios would have been 0.95% and 1.02%, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	41

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Investor C
	Six Months Ended June 30,	Period October 1, 2016 to
	2017	December 31,	Year Ended September 30,
	(Unaudited)[1]	2016[1]	2016[1]	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.09	$10.36	$10.16	$10.62	$10.95	$12.01	$11.36

Net investment income (loss)[2]	0.08	0.03	(0.02)	(0.09)	0.11	0.12	0.06
Net realized and unrealized gain (loss)	(0.04)	(0.29)	0.50	(0.25)	(0.09)	(0.86)	0.80

Net increase (decrease) from investment operations	0.04	(0.26)	0.48	(0.34)	0.02	(0.74)	0.86

Distributions:[3]
From net investment income	(0.09)	—	(0.20)	(0.12)	(0.20)	(0.12)	(0.16)
From net realized gain	—	—	—	—	(0.15)	(0.20)	(0.05)
From return of capital	—	(0.01)	(0.08)	—	—	—	—

Total distributions	(0.09)	(0.01)	(0.28)	(0.12)	(0.35)	(0.32)	(0.21)

Net asset value, end of period	$10.04	$10.09	$10.36	$10.16	$10.62	$10.95	$12.01

Total Return[4]
Based on net asset value	0.39%[5]	(2.51)%[5]	4.83%	(3.22)%	0.24%	(6.31)%	7.62%

Ratios to Average Net Assets
Total expenses	1.63%[6]	1.61%[6,7]	1.60%	1.65%[7]	1.64%	1.59%	1.57%

Total expenses after fees waived, reimbursed and paid indirectly	1.40%[6]	1.41%[6]	1.53%	1.51%	1.49%	1.47%	1.45%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.35%[6]	1.37%[6]	1.47%	1.48%	1.47%	1.47%	1.44%

Net investment income (loss)	1.53%[6]	1.06%[6]	(0.15)%	(0.86)%	0.98%	1.06%	0.50%

Supplemental Data
Net assets, end of period (000)	$157,674	$183,525	$197,741	$243,707	$317,089	$464,790	$788,158

Portfolio turnover rate	35%	7%	45%	61%	66%	86%	120%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the period ended December 31, 2016 and the year ended September 30, 2015, there was no financial impact to the expense ratio.

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	JUNE 30, 2017

Financial Highlights (concluded)	BlackRock Inflation Protected Bond Portfolio

	Class K
	Six Months Ended June 30,	Period October 1, 2016 to
	2017	December 31,	Year Ended September 30,
	(Unaudited)[1]	2016[1]	2016[1]	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.45	$10.71	$10.41	$10.75	$11.02	$12.00	$11.27

Net investment income[2]	0.14	0.06	0.14	0.05	0.24	0.24	0.19
Net realized and unrealized gain (loss)	(0.03)	(0.31)	0.47	(0.26)	(0.09)	(0.85)	0.80

Net increase (decrease) from investment operations	0.11	(0.25)	0.61	(0.21)	0.15	(0.61)	0.99

Distributions:[3]
From net investment income	(0.13)	—	(0.19)	(0.13)	(0.27)	(0.17)	(0.21)
From net realized gain	—	—	—	—	(0.15)	(0.20)	(0.05)
From return of capital	—	(0.01)	(0.12)	—	—	—	—

Total distributions	(0.13)	(0.01)	(0.31)	(0.13)	(0.42)	(0.37)	(0.26)

Net asset value, end of period	$10.43	$10.45	$10.71	$10.41	$10.75	$11.02	$12.00

Total Return[4]
Based on net asset value	1.04%[5]	(2.29)%[5]	5.98%	(2.01)%	1.42%	(5.27)%	8.86%

Ratios to Average Net Assets
Total expenses	0.45%[6]	0.46%[6]	0.47%	0.52%[7]	0.51%	0.48%	0.47%

Total expenses after fees waived, reimbursed and paid indirectly	0.35%[6]	0.34%[6]	0.39%	0.35%	0.34%	0.33%	0.32%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.30%[6]	0.30%[6]	0.32%	0.32%	0.32%	0.32%	0.32%

Net investment income	2.63%[6]	2.14%[6]	1.29%	0.47%	2.20%	2.09%	1.64%

Supplemental Data
Net assets, end of period (000)	$443,391	$405,439	$353,536	$363,660	$347,282	$446,214	$455,027

Portfolio turnover rate	35%	7%	45%	61%	66%	86%	120%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2015, there was no financial impact to the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	43

Financial Highlights	BlackRock Managed Income Fund

	Institutional
	Six Months Ended June 30,	Period October 1, 2016 to
	2017	December 31,	Year Ended September 30,
	(Unaudited)	2016	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$9.95	$10.10	$9.61	$9.81	$10.12	$12.18	$11.66

Net investment income[1]	0.18	0.10	0.28	0.29	0.34	0.38	0.43
Net realized and unrealized gain (loss)	0.10	(0.04)	0.48	(0.21)	0.40	(1.09)	1.04

Net increase (decrease) from investment operations	0.28	0.06	0.76	0.08	0.74	(0.71)	1.47

Distributions:[2]
From net investment income	(0.15)	(0.08)	(0.27)	(0.28)	(0.33)	(0.38)	(0.42)
From net realized gain	—	(0.13)	—	—	(0.72)	(0.97)	(0.53)

Total distributions	(0.15)	(0.21)	(0.27)	(0.28)	(1.05)	(1.35)	(0.95)

Net asset value, end of period	$10.08	$9.95	$10.10	$9.61	$9.81	$10.12	$12.18

Total Return[3]
Based on net asset value	2.87%[4]	0.60%[4]	8.06%	0.75%	7.75%	(6.59)%	13.43%

Ratios to Average Net Assets
Total expenses[5,6]	0.88%[7]	1.26%[7]	0.84%	0.99%	0.92%	0.86%	0.83%

Total expenses after fees waived, reimbursed and paid indirectly[6]	0.38%[7]	0.36%[7]	0.52%	0.55%	0.57%	0.55%	0.55%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[6]	0.38%[7]	0.36%[7]	0.52%	0.55%	0.55%	0.55%	0.55%

Net investment income[6]	3.67%[7]	3.82%[7]	2.85%	2.92%	3.50%	3.48%	3.71%

Supplemental Data
Net assets, end of period (000)	$38,622	$23,083	$15,100	$8,135	$5,755	$63,569	$61,711

Portfolio turnover rate	39%[8]	74%[8]	67%	74%	70%	119%[9]	86%[9]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Six Months Ended June 30, 2017	Period October 1, 2016 to December 31,	Year Ended September 30,
	(Unaudited)	2016	2016	2015	2014	2013	2012
Expense ratios	N/A	N/A	N/A	0.98%	—	—	N/A

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017	Period October 1, 2016 to December 31,	Year Ended September 30,
	(Unaudited)	2016	2016	2015	2014	2013	2012
Investments in underlying funds	0.16%	0.22%	0.01%	0.01%	0.01%	N/A	N/A

[7]	Annualized.

[8]	Excludes equity-linked notes. Including equity-linked notes, the portfolio turnover rate for the six months ended June 30, 2017 and the period ended December 31, 2016 is 51% and 75%, respectively.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2017	Period October 1, 2016 to December 31,	Year Ended September 30,
	(Unaudited)	2016	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	—	—	105%	84%

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	JUNE 30, 2017

Financial Highlights (continued)	BlackRock Managed Income Fund

	Investor A
	Six Months Ended June 30,	Period October 1, 2016 to
	2017	December 31,	Year Ended September 30,
	(Unaudited)	2016	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$9.95	$10.10	$9.61	$9.81	$10.14	$12.20	$11.68

Net investment income[1]	0.17	0.09	0.25	0.25	0.32	0.35	0.39
Net realized and unrealized gain (loss)	0.10	(0.04)	0.48	(0.21)	0.37	(1.10)	1.05

Net increase (decrease) from investment operations	0.27	0.05	0.73	0.04	0.69	(0.75)	1.44

Distributions:[2]
From net investment income	(0.14)	(0.07)	(0.24)	(0.24)	(0.30)	(0.34)	(0.39)
From net realized gain	—	(0.13)	—	—	(0.72)	(0.97)	(0.53)

Total distributions	(0.14)	(0.20)	(0.24)	(0.24)	(1.02)	(1.31)	(0.92)

Net asset value, end of period	$10.08	$9.95	$10.10	$9.61	$9.81	$10.14	$12.20

Total Return[3]
Based on net asset value	2.74%[4]	0.54%[4]	7.74%	0.40%	7.20%	(6.89)%	13.07%

Ratios to Average Net Assets
Total expenses[5,6]	1.14%[7]	1.50%[7]	1.11%	1.31%	1.29%	1.16%	1.07%

Total expenses after fees waived, reimbursed and paid indirectly[6]	0.63%[7]	0.61%[7]	0.82%	0.90%	0.92%	0.89%	0.85%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[6]	0.63%[7]	0.61%[7]	0.82%	0.90%	0.90%	0.89%	0.85%

Net investment income[6]	3.41%[7]	3.52%[7]	2.56%	2.55%	3.19%	3.14%	3.33%

Supplemental Data
Net assets, end of period (000)	$50,581	$33,604	$29,957	$21,251	$8,854	$18,391	$25,195

Portfolio turnover rate	39%[8]	74%[8]	67%	74%	70%	119%[9]	86%[9]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Six Months Ended June 30, 2017	Period October 1, 2016 to December 31,	Year Ended September 30,
	(Unaudited)	2016	2016	2015	2014	2013	2012
Expense ratios	N/A	N/A	N/A	1.30%	1.26%	1.15%	—

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017	Period October 1, 2016 to December 31,	Year Ended September 30,
	(Unaudited)	2016	2016	2015	2014	2013	2012
Investments in underlying funds	0.16%	0.22%	0.01%	0.01%	0.01%	N/A	N/A

[7]	Annualized.

[8]	Excludes equity-linked notes. Including equity-linked notes, the portfolio turnover rate for the six months ended June 30, 2017 and the period ended December 31, 2016 is 51% and 75%, respectively.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2017	Period October 1, 2016 to December 31,	Year Ended September 30,
	(Unaudited)	2016	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	—	—	105%	84%

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	45

Financial Highlights (continued)	BlackRock Managed Income Fund

	Investor C
	Six Months Ended June 30, 2017 (Unaudited)	Period October 3, 2016[1] to December 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$9.96	$10.10

Net investment income[2]	0.13	0.07
Net realized and unrealized gain	0.10	(0.03)

Net increase from investment operations	0.23	0.04

Distributions:[3]
From net investment income	(0.10)	(0.05)
From net realized gain	—	(0.13)

Total distributions	(0.10)	(0.18)

Net asset value, end of period	$10.09	$9.96

Total Return[4]
Based on net asset value	2.35%[5]	0.43%[5]

Ratios to Average Net Assets
Total expenses[6,7]	1.73%	2.12%

Total expenses after fees waived, reimbursed and paid indirectly[6,7]	1.36%	1.26%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[6,7]	1.36%	1.26%

Net investment income[6,7]	2.65%	2.76%

Supplemental Data
Net assets, end of period (000)	$2,144	$693

Portfolio turnover rate	39%[8]	74%[8]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Period October 3, 2016[1] to December 31, 2016
Investments in underlying funds	0.16%	0.22%

[7]	Annualized.

[8]	Excludes equity-linked notes. Including equity-linked notes, the portfolio turnover rate for the six months ended June 30, 2017 and the period ended December 31, 2016 is 51% and 75%, respectively.

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	JUNE 30, 2017

Financial Highlights (concluded)	BlackRock Managed Income Fund

	Class K
	Six Months Ended June 30,	Period October 1, 2016 to
	2017	December 31,	Year Ended September 30,
	(Unaudited)	2016	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$9.97	$10.12	$9.63	$9.83	$10.14	$12.21	$11.68

Net investment income[1]	0.18	0.10	0.29	0.30	0.35	0.40	0.45
Net realized and unrealized gain (loss)	0.11	(0.04)	0.48	(0.22)	0.39	(1.11)	1.05

Net increase (decrease) from investment operations	0.29	0.06	0.77	0.08	0.74	(0.71)	1.50

Distributions:[2]
From net investment income	(0.16)	(0.08)	(0.28)	(0.28)	(0.33)	(0.39)	(0.44)
From net realized gain	—	(0.13)	—	—	(0.72)	(0.97)	(0.53)

Total distributions	(0.16)	(0.21)	(0.28)	(0.28)	(1.05)	(1.36)	(0.97)

Net asset value, end of period	$10.10	$9.97	$10.12	$9.63	$9.83	$10.14	$12.21

Total Return[3]
Based on net asset value	2.89%[4]	0.62%[4]	8.12%	0.83%	7.83%	(6.56)%	13.61%

Ratios to Average Net Assets
Total expenses[5]	0.77%[6]	1.07%[6]	0.72%	0.89%	0.89%	0.70%	0.69%

Total expenses after fees waived, reimbursed and paid indirectly[5]	0.33%[6]	0.31%[6]	0.45%	0.45%	0.47%	0.45%	0.45%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[5]	0.33%[6]	0.31%[6]	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income[5]	3.69%[6]	3.86%[6]	2.95%	3.04%	3.58%	3.60%	3.83%

Supplemental Data
Net assets, end of period (000)	$55,285	$54,321	$54,344	$50,141	$63,576	$66,535	$195,167

Portfolio turnover rate	39%[7]	74%[7]	67%	74%	70%	119%[8]	86%[8]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017	Period October 1, 2016 to December 31,	Year Ended September 30,
	(Unaudited)	2016	2016	2015	2014	2013	2012
Investments in underlying funds	0.16%	0.22%	0.01%	0.01%	0.01%	N/A	N/A

[6]	Annualized.

[7]	Excludes equity-linked notes. Including equity-linked notes, the portfolio turnover rate for the six months ended June 30, 2017 and the period ended December 31, 2016 is 51% and 75%, respectively.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2017	Period October 1, 2016 to December 31,	Year Ended September 30,
	(Unaudited)	2016	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	—	—	105%	84%

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2017	47

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Inflation Protected Bond Portfolio	Inflation Protected Bond	Non-diversified
BlackRock Managed Income Fund	Managed Income	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service and Class K Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by the BlackRock Advisor, LLC (“Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Inflation Protected Bond include the accounts of BlackRock Cayman Inflation Protected Bond Portfolio, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of Inflation Protected Bond and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables Inflation Protected Bond to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Inflation Protected Bond may invest up to 25% of its total assets in the Subsidiary. The accompanying Consolidated Schedule of Investments and consolidated financial statements of Inflation Protected Bond include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the six months ended June 30, 2017, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to Inflation Protected Bond, except that the Subsidiary may invest without limitation in commodity-related instruments. As of June 30, 2017, the Subsidiary has no holdings.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

48	BLACKROCK FUNDS II	JUNE 30, 2017

Notes to Financial Statements (continued)

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset Inflation Protected Bond’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the

BLACKROCK FUNDS II	JUNE 30, 2017	49

Notes to Financial Statements (continued)

“Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•

Equity-Linked Notes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect

50	BLACKROCK FUNDS II	JUNE 30, 2017

Notes to Financial Statements (continued)

to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i	)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii	)	recapitalizations and other transactions across the capital structure; and
	(iii	)	market multiples of comparable issuers.

Income approach	(i	)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii	)	quoted prices for similar investments or assets in active markets; and
	(iii	)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i	)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii	)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii	)	relevant news and other public sources; and
	(iv	)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for

BLACKROCK FUNDS II	JUNE 30, 2017	51

Notes to Financial Statements (continued)

disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar

52	BLACKROCK FUNDS II	JUNE 30, 2017

Notes to Financial Statements (continued)

guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a Fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a Fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A Fund must rely on the creditworthiness of the issuer for its investment returns.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of the these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a Fund.

BLACKROCK FUNDS II	JUNE 30, 2017	53

Notes to Financial Statements (continued)

For the six months ended June 30, 2017, the average amount of reverse repurchase agreements and the daily weighted average interest rate for the Funds were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Inflation Protected Bond	$158,440,795	0.67%

Reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions, typically a Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Received[1]	Net Amount[2]
Inflation Protected Bond
Counterparty
Credit Agricole Corporate and Investment Bank S.A.	$72,997,298	$(73,225,692)	$246,000	$17,606
Nomura Securities International, Inc.	103,156,681	(103,098,388)	—	58,293
Total	$176,153,979	$(176,324,080)	$246,000	$75,899

[1]

Collateral with a value of $176,078,080 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as corporate bonds in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may

54	BLACKROCK FUNDS II	JUNE 30, 2017

Notes to Financial Statements (continued)

impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g. inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

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Notes to Financial Statements (continued)

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

56	BLACKROCK FUNDS II	JUNE 30, 2017

Notes to Financial Statements (continued)

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity) (equity risk, commodity risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — Contracted entered into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation rate caps and floors — Inflation rate caps and floors are entered into to gain or reduce exposure to inflation rates (other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that inflation indexes exceed a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that inflation indexes fall below a specified rate, or “floor”. The maximum potential amount of future payments that the Fund would be required to make under an inflation rate cap would be the notional amount times the percentage increase in inflation rates determined by the difference between the inflation index current value and the value at the time the cap was entered into.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and

BLACKROCK FUNDS II	JUNE 30, 2017	57

Notes to Financial Statements (continued)

non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Inflation Protected Bond	Average Daily Net Assets
First $1 Billion	0.250%
$1 Billion — $3 Billion	0.240%
$3 Billion — $5 Billion	0.230%
$5 Billion — $10 Billion	0.220%
Greater than $10 Billion	0.210%

Managed Income	Average Daily Net Assets
First $1 Billion	0.350%
$1 Billion — $2 Billion	0.340%
$2 Billion — $3 Billion	0.330%
Greater than $3 Billion	0.320%

Prior to June 12, 2017, the annual rates as a percentage of average daily net assets, for Inflation Protected Bond were as follows:

Average Daily Net Assets
First $1 Billion	0.300%
$1 Billion — $2 Billion	0.290%
$2 Billion — $3 Billion	0.280%
Greater than $3 Billion	0.270%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Inflation Protected Bond pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

With respect to each Fund, the Manager entered into a separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor C
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%

58	BLACKROCK FUNDS II	JUNE 30, 2017

Notes to Financial Statements (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor C	Total
Inflation Protected Bond	$44,923	$427,213	$871,449	$1,343,585
Managed Income	N/A	$55,617	$6,097	$61,714

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended June 30, 2017, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Class K	Total
Inflation Protected Bond	$151,783	$3,594	$34,177	$17,429	$41,730	$248,713
Managed Income	$3,144	N/A	$4,449	$122	$5,471	$13,186

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2017, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
Inflation Protected Bond	$15,641	$266	$726	$16,633

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended June 30, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Class K	Total
Inflation Protected Bond	$1,382	$74	$3,138	$1,152	$97	$5,843
Managed Income	$15	—	$265	—	$44	$324

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor C	Class K	Total
Inflation Protected Bond	$1,101,214	$25,927	$468,618	$157,319	$12,109	$1,765,187
Managed Income	$22,373	—	$35,934	$159	$173	$58,639

BLACKROCK FUNDS II	JUNE 30, 2017	59

Notes to Financial Statements (continued)

Other Fees: For the six months ended June 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Inflation Protected Bond	$9,183
Managed Income	$5,347

For the six months ended June 30, 2017, affiliates received CDSCs as follows:

	Investor A	Investor C
Inflation Protected Bond	$1,613	$2,829
Managed Income	$5,480	—

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Funds, the Manager voluntarily agreed to waive its investment advisory fee by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amounts waived were as follows:

Inflation Protected Bond	$8,058
Managed Income	$2,714

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective October 1, 2016, with respect to Managed Income, the waiver became contractual through April 30, 2018. Effective January 27, 2017, with respect to Inflation Protected Bond, the waiver became contractual through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent trustees, who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund. These amounts are included in fees waived by the Manager in the Statements of Operations. For the six months ended June 30, 2017, the amounts waived in investment advisory fees pursuant to these agreements were as follows:

Inflation Protected Bond	—
Managed Income	$39,505

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Inflation Protected Bond	Managed Income
Institutional	0.35%	0.45%
Service	0.60%	N/A
Investor A	0.60%	0.70%
Investor C	1.35%	1.45%
Class K	0.30%	0.40%
Class R	1.01%[1]	1.09%[1]

[1]	There were no shares outstanding as of June 30, 2017.

For the six months ended June 30, 2017, the amounts included in fees waived by the Manager were as follows:

Inflation Protected Bond	$974,512
Managed Income	—

With respect to Managed Income, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit Other Expenses of the Fund excluding dividend expense, interest expense and certain other fund expenses. The expense limitation as a percentage of average daily net assets is 0.09% for Institutional, Investor A and Investor C shares and 0.04% for Class K shares. The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2018 for Managed Income Fund, and through April 30, 2019 for Inflation Protected Bond Fund, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended June 30, 2017, the Manager reimbursed $191,999 for Managed Income Fund, which is shown as expenses reimbursed by the Manager on the Statement of Operations.

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. Class

60	BLACKROCK FUNDS II	JUNE 30, 2017

Notes to Financial Statements (continued)

specific expense waivers and /or reimbursements are as follows:

Administration Fees Waived
	Fund Level	Institutional	Service	Investor A	Investor C	Class K	Total
Inflation Protected Bond	—	$151,783	$3,594	$34,177	$17,429	$41,730	$248,713
Managed Income	$28,098	$3,144	—	$4,449	—	$5,220	$40,911

Transfer Agent Fees Waived and/or Reimbursed
	Institutional	Service	Investor A	Investor C	Class K	Total
Inflation Protected Bond	$722,557	$17,025	$383,502	$115,164	$12,005	$1,250,253
Managed Income	$14,322	—	$24,521	—	$82	$38,925

With respect to the contractual expense caps, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

• Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

• The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On June 30, 2017, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2017	2018	2019
Inflation Protected Bond
Fund Level	$1,467,375	$547,263	$974,512
Institutional	$1,016,003	$463,535	$874,340
Service	$11,095	$12,290	$20,619
Investor A	$347,569	$240,184	$417,679
Investor C	$28,312	$56,454	$132,593
Class K	$91,695	$28,377	$53,735
Managed Income
Fund Level	$210,787	$174,034	$220,097
Institutional	$9,004	$5,019	$17,466
Investor A	$10,531	$10,840	$28,970
Class K	$10,478	$2,425	$5,302

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

BLACKROCK FUNDS II	JUNE 30, 2017	61

Notes to Financial Statements (continued)

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2017, Managed Income paid BIM $673 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33  1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
Inflation Protected	—	$3,631,023	$96,288

7. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, excluding short-term securities and equity-linked notes, were as follows:

Purchases

	Inflation Protected Bond	Managed Income

Non-U.S. Government Securities	$108,791,042	$69,116,077
U.S. Government Securities.	813,058,745	108,873

Total Purchases	$921,849,787	$69,224,950

Sales
	Inflation Protected Bond	Managed Income
Non-U.S. Government Securities (includes paydowns)	$77,588,338	$46,076,105
U.S. Government Securities.	906,821,963	192,701

Total Sales	$984,410,301	$46,268,806

62	BLACKROCK FUNDS II	JUNE 30, 2017

Notes to Financial Statements (continued)

For the six months ended June 30, 2017, purchases and sales related to equity-linked notes were as follows:

Managed Income

Purchases	$22,633,669
Sales	$17,762,151

8. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for the year ended December 31, 2016 and each of the four years ended September 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2016, Inflation Protected Bond had a capital loss carryforward available to offset future realized capital gains of $94,802,911 with no expiration date.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	Inflation Protected Bond	Managed Income
Tax cost	$2,548,326,959	$142,845,172
Gross unrealized appreciation	$ 72,091,353	$ 2,377,785
Gross unrealized depreciation	(25,183,770)	(429,689)
Net unrealized appreciation	$ 46,907,583	$ 1,948,096

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

BLACKROCK FUNDS II	JUNE 30, 2017	63

Notes to Financial Statements (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

64	BLACKROCK FUNDS II	JUNE 30, 2017

Notes to Financial Statements (continued)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Period October 1, 2016 to December 31, 2016		Year Ended September 30, 2016
Inflation Protected Bond	Shares	Amount	Shares	Amount	Shares	Amount

Institutional
Shares sold	27,849,840	$297,635,515	13,975,749	$149,708,925	57,168,582	$608,020,732
Shares issued in reinvestment of distributions	1,652,497	17,673,631	181,643	1,934,497	4,417,045	46,271,648
Shares redeemed	(30,357,305)	(323,897,039)	(19,826,641)	(213,040,000)	(82,227,538)	(867,626,434)

Net decrease	(854,968)	$(8,587,893)	(5,669,249)	$(61,396,578)	(20,641,911)	$(213,334,054)

Service
Shares sold	671,389	$7,092,061	391,433	$4,131,683	1,129,639	$11,870,812
Shares issued in reinvestment of distributions	36,791	388,763	4,860	51,175	113,749	1,180,128
Shares redeemed	(1,694,815)	(17,917,776)	(590,015)	(6,281,244)	(1,101,144)	(11,580,240)

Net increase (decrease)	(986,635)	$(10,436,952)	(193,722)	$(2,098,386)	142,244	$1,470,700

Investor A
Shares sold and automatic conversion of shares	6,849,915	$71,525,361	4,184,057	$43,695,512	11,572,106	$120,291,187
Shares issued in reinvestment of distributions	354,916	3,708,035	41,416	431,553	1,181,856	12,095,376
Shares redeemed	(8,836,773)	(92,328,222)	(3,902,875)	(40,786,030)	(24,992,485)	(260,804,679)

Net increase (decrease)	(1,631,942)	$(17,094,826)	322,598	$3,341,035	(12,238,523)	$(128,418,116)

Investor C
Shares sold	725,149	$7,354,162	706,166	$7,171,332	1,808,178	$18,369,550
Shares issued in reinvestment of distributions	137,883	1,398,105	15,747	159,520	538,716	5,373,996
Shares redeemed	(3,354,293)	(33,991,792)	(1,612,714)	(16,379,971)	(7,243,517)	(73,526,999)

Net decrease	(2,491,261)	$(25,239,525)	(890,801)	$(9,049,119)	(4,896,623)	$(49,783,453)

Class K
Shares sold	13,563,542	$142,755,270	12,855,311	$136,278,759	16,606,026	$173,979,769
Shares issued in reinvestment of distributions	492,397	5,181,799	54,070	566,653	1,013,292	10,457,998
Shares redeemed	(10,309,993)	(108,395,396)	(7,126,712)	(75,106,997)	(19,567,140)	(205,927,267)

Net increase (decrease)	3,745,946	$39,541,673	5,782,669	$61,738,415	(1,947,822)	$(21,489,500)

Total Net Decrease	(2,218,860)	$(21,817,523)	(648,505)	$(7,464,633)	(39,582,635)	$(411,554,423)

BLACKROCK FUNDS II	JUNE 30, 2017	65

Notes to Financial Statements (concluded)

	Six Months Ended June 30, 2017		Period October 1, 2016 to December 31, 2016		Year Ended September 30, 2016
Managed Income	Shares	Amount	Shares	Amount	Shares	Amount

Institutional
Shares sold	2,638,382	$26,415,330	926,253	$9,219,191	1,072,427	$10,491,032
Shares issued in reinvestment of distributions	48,278	484,242	37,233	367,825	30,963	304,483
Shares redeemed	(1,173,742)	(11,762,594)	(139,533)	(1,392,237)	(454,312)	(4,431,555)

Net increase	1,512,918	$15,136,978	823,953	$8,194,779	649,078	$6,363,960

Investor A
Shares sold	3,153,707	$31,562,860	1,027,678	$10,235,073	1,364,502	$13,388,087
Shares issued in reinvestment of distributions	62,253	624,377	61,163	606,164	59,415	583,550
Shares redeemed	(1,573,273)	(15,768,621)	(679,332)	(6,759,499)	(668,344)	(6,502,087)

Net increase	1,642,687	$16,418,616	409,509	$4,081,738	755,573	$7,469,550

Investor C
Shares sold	159,760	$1,603,717	69,999	$699,072
Shares issued in reinvestment of distributions	1,026	10,309	145	1,440
Shares redeemed	(17,782)	(178,451)	(559)	(5,543)

Net increase	143,004	$1,435,575	69,585	$694,969

Class K
Shares sold	90,116	$901,997	9,630	$96,069	72,008	$711,411
Shares issued in reinvestment of distributions	60,395	606,950	82,323	819,284	106,072	1,042,293
Shares redeemed	(123,549)	(1,243,084)	(16,633)	(165,225)	(13,816)	(135,108)

Net increase	26,962	$265,863	75,320	$750,128	164,264	$1,618,596

Total Net Increase	3,325,571	$33,257,032	1,378,367	$13,721,614	1,568,915	$15,452,106

At June 30, 2017, 19,802 Investor C Shares of Managed Income were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Managed Income paid a long-term capital gain distribution of $0.069538 per share on July 21, 2017 to shareholders of record on July 19, 2017.

66	BLACKROCK FUNDS II	JUNE 30, 2017

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 6, 2017 (the “April Meeting”) and May 9-10, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock Managed Income Fund (the “Managed Income Fund”), BlackRock Inflation Protected Bond Portfolio (the “Inflation Protected Bond Portfolio”) and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS II	JUNE 30, 2017	67

Disclosure of Investment Advisory Agreement (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2018. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

68	BLACKROCK FUNDS II	JUNE 30, 2017

Disclosure of Investment Advisory Agreement (continued)

The Board noted that for each of the one-, three- and five-year periods reported, the Inflation Protected Bond Portfolio ranked in the third quartile, against its Broadridge Performance Universe. The Board and BlackRock reviewed the Inflation Protected Bond Portfolio’s underperformance during these periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Inflation Protected Bond Portfolio’s investment performance. Discussions covered topics such as: investment risks undertaken by the Inflation Protected Bond Portfolio; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

The Board noted that for the one-, three- and five-year periods reported, the Managed Income Fund ranked in the first, first and third quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the Managed Income Fund’s underperformance during the five-year period. The Board noted that effective October 1, 2016, the Managed Income Fund had undergone changes in its investment strategy, and portfolio management team, and in connection with such changes, the Fund had changed its name from BlackRock Investment Grade Bond Portfolio to BlackRock Managed Income Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Inflation Protected Bond Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Portfolio’s Expense Peers. The Board also noted that the Inflation Protected Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Inflation Protected Bond Portfolio’s total expenses as a percentage of the Portfolio’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on October 14, 2016. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board also noted that based on pro-forma advisory fees

BLACKROCK FUNDS II	JUNE 30, 2017	69

Disclosure of Investment Advisory Agreement (concluded)

reflective of the contractual adjustment, the Inflation Protected Bond Portfolio’s contractual management fee rate is expected to rank in the first quartile, and that the estimated actual management fee rate is expected to rank in the first quartile.

The Board noted that the Managed Income Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Managed Income Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Managed Income Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This contractual expense cap reduction was implemented on October 1, 2016. In addition, the Board noted that, effective October 1, 2016, the Managed Income Fund has entered into an expense limitation agreement in which BlackRock has agreed to reimburse certain operating and other expenses to a specified amount of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

70	BLACKROCK FUNDS II	JUNE 30, 2017

Disclosure of Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”), on behalf of its series BlackRock Inflation Protected Bond Portfolio (the “Fund”), met in person on February 14-15, 2017 (the “February Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited with respect to the Fund. The Sub-Advisory Agreement was substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios of the Trust.

On the date of the February Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

At the February Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”). A discussion of the basis for the Board’s approval of this agreement at the April and May Meetings is included in the Fund’s annual shareholder report for the fiscal year ended September 30, 2016. The factors considered by the Board at the February Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the April and May Meetings.

Following discussion, all the Board Members present at the February Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement between the Manager and BlackRock International Limited with respect to the Fund for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

BLACKROCK FUNDS II	JUNE 30, 2017	71

Disclosure of Sub-Advisory Agreement (concluded)

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”), on behalf of its series BlackRock Managed Income Fund (the “Fund”), met in person on September 13-14, 2016 (the “September Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited with respect to the Fund. The Sub-Advisory Agreement was substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios of the Trust.

On the date of the September Meeting, the Board consisted of fourteen individuals, ten of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

At the September Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”). A discussion of the basis for the Board’s approval of this agreement at the April and May Meetings is included in the Fund’s annual shareholder report for the fiscal year ended September 30, 2016. The factors considered by the Board at the September Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the April and May Meetings.

Following discussion, all the Board Members present at the September Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement between the Manager and BlackRock International Limited with respect to the Fund for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

72	BLACKROCK FUNDS II	JUNE 30, 2017

Officers and Trustees

Robert M. Hernandez, Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Henry Gabbay, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Roberta Cooper Ramo, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Adviser BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK FUNDS II	JUNE 30, 2017	73

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

74	BLACKROCK FUNDS II	JUNE 30, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by lawor as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	JUNE 30, 2017	75

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MIIP-6/17-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: September 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: September 5, 2017

3